Exhibit 99.1

ANALYST PRESENTATION APRIL 2014 STRICTLY CONFIDENTIAL

DISCLAIMER

By attending the meeting where this presentation is made, or by reading the presentation slides, you agree to be bound by the following limitations:

This document has been prepared by Euronext Group N.V. (the “Company”) solely for the purposes of the analyst presentation to be held on April 8, 2014 ahead of the Company’s proposed initial public offering. This document is private and confidential and is not to be taken away, reproduced by any person, nor to be distributed or published, in whole or in part, by any medium or in any form for any purpose. No representation, warranty or undertaking, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the information or opinions contained herein. The Company is under no obligation to keep current this presentation and any opinion expressed is subject to change without notice. This presentation may include forward-looking statements, which are based on the Company’s current expectations and projections about future events. By their nature, forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors because they relate to events and depend on circumstances that will occur in the future whether or not outside the control of the Company. Such factors may cause actual results, performance or developments to differ materially from those expressed or implied by such forward-looking statements. Accordingly, no assurance is given that such forward-looking statements will prove to have been correct. They speak only as at the date at which they are made and the Company undertakes no obligation to update these forward-looking statements. Furthermore, the proposed IPO is subject to market conditions and regulatory approvals and there can be no assurance that the proposed IPO of the Company will be completed. This presentation may contain data pertaining to the Company’s potential markets and the industry and environment in which it operates. Some of these data comes from external sources or from Company’s estimates based on such sources. This presentation has been prepared solely by the Company. None of the Company, ABN AMRO Bank N.V., J.P. Morgan Securities plc, Société Générale, Goldman Sachs International, ING Bank N.V., Morgan Stanley & Co. International plc, Banco Bilbao Vizcaya Argentaria, S.A. and BMO Capital Markets Limited has independently verified the information contained herein and this presentation does not constitute any form of financial opinion or recommendation on the part of any of them or any of their affiliates. No representation or warranty, express or implied, is given by or on behalf of any such entities as to the accuracy or completeness of this presentation and no such entity shall have any liability whatsoever (in negligence or otherwise) for any loss howsoever arising from any use of this presentation, or its contents or otherwise arising in connection with it. ABN AMRO Bank N.V., J.P. Morgan Securities plc, Société Générale, Goldman Sachs International, ING Bank N.V., Morgan Stanley & Co. International plc, Banco Bilbao Vizcaya Argentaria, S.A. and BMO Capital Markets Limited are each acting only for the Company and IntercontinentalExchange Group, Inc., and will not be responsible to anyone other than the Company and IntercontinentalExchange Group, Inc. for providing the protections afforded to clients of such institutions or for providing advice, in relation to any potential investment into the Company. This presentation does not constitute or form part of, and should not be construed as, an offer to sell, or the solicitation of an offer to buy or acquire, securities of the Company, or an inducement to enter into investment activity. This presentation is not intended to form the basis of any investment decision. The provision of this presentation shall not be taken as any form of commitment on the part of the Company to proceed with any negotiations or any transaction. This presentation is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution would be contrary to law or regulation. In particular this presentation and the information contained herein does not constitute or form part of, and should not be construed as, an offer or sale of securities and may not be disseminated, directly or indirectly, in the United States, except to persons that are “qualified institutional buyers” as such term is defined in Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”), and outside the United States in compliance with Regulation S under the Securities Act. This presentation is not being distributed by, nor has it been approved for the purposes of Section 21 of the Financial Services and Markets Act 2000 (the “FSMA”) by, a person authorised under the FSMA. This presentation is being distributed to and is directed only at (i) persons who are outside the United Kingdom or (ii) persons who are investment professionals within the meaning of Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) (iii) persons falling within Article 49(2)(a) to (d) (“high net worth companies, unincorporated associations etc.”) of the Financial Promotion Order, and (iv) persons to whom an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) in connection with the issue or sale of any securities may otherwise lawfully be communicated or caused to be communicated (all such persons together being referred to as “Relevant Persons”). Any investment activity to which this communication relates will only be available to and will only be engaged with, Relevant Persons. Any person who is not a Relevant Person should not act or rely on this document or any of its contents. This presentation does not constitute an advertisement, marketing material, investment advice or recommendation, solicitation or inducement to sell, purchase or otherwise invest in or dispose of any securities of the Company. This document is being distributed to and is directed at only persons in member states of the European Economic Area (the “EEA”) who are “qualified investors” within the meaning of Article 2(1)(e) of the Prospectus Directive (Directive 2003/71/EC, as amended) (“Qualified Investors”). Any person in the EEA who is not a Qualified Investor should not act or rely on this document or any of its contents. Each person is strongly advised to seek its own independent advice in relation to any investment, financial, legal, tax, accounting or regulatory issues. This presentation should not be construed as legal, regulatory, tax, accounting, investment or other advice. Analyses and opinions contained herein may be based on assumptions that, if altered, can change the analyses or opinions expressed. Nothing contained herein shall constitute any representation or warranty as to future performance of any security, credit, currency, rate or other market or economic measure. The Company’s past performance is not necessarily indicative of future results. No reliance may be placed for any purpose whatsoever on the information contained in this presentation or any other material discussed verbally, or on its completeness, accuracy or fairness. This presentation does not constitute a recommendation with respect to any securities.

#417362300

EURONEXT PRESENTING TEAM

Dominique Cerutti

Group Chief Executive Officer

Amaury Dauge Lee Hodgkinson Head of Markets & Group Chief Financial Global Sales Officer

CEO of Euronext London

Diederik Zandstra Anthony Attia

Head of Corporate Client

CEO of Euronext Paris Group

Nick Thornton Catherine Langlais

Global Head of Market

General Counsel Solutions

TODAY’S AGENDA

No. Section Approximate time Presenter

Welcome coffee 10.00 CET 30 minutes

I. Introduction 10.30 CET 15 minutes J.P. Morgan II. Investment highlights 10.45 CET 1 hour Dominique Cerutti III. Euronext business overview

1. - Listing 11.45 CET 30 minutes Diederik Zandstra

2. - Cash trading 12.15 CET 30 minutes Lee Hodgkinson

3. - Derivatives trading 12.45 CET 30 minutes Lee Hodgkinson

Lunch break 13.15 CET 1 hour

4. - Market data & indices 14.15 CET 30 minutes Lee Hodgkinson

5. - Universal trading platform 14.45 CET 20 minutes Anthony Attia

6. - Market solutions & other 15.05 CET 20 minutes Nick Thornton

7. - Post-trade 15.25 CET 15 minutes Lee Hodgkinson

Break 15.40 CET 20 minutes

IV. Financials 16.00 CET 1 hour Amaury Dauge V. Governance & regulation 17.00 CET 30 minutes Catherine Langlais VI. Concluding remarks 17.30 CET 15 minutes Dominique Cerutti

Questions and answers 17.45 CET

I Introduction 5

KEY TRANSACTION TERMS

Summary Selling shareholder: IntercontinentalExchange Group, Inc. (“ICE Group” or the “Seller”) Issuer: Euronext Group N.V. (the “Company”)

 Sector: Stock exchange / Financial services

 Transaction type: Initial public offering (“IPO”)

Structure Institutional private placements in the US pursuant to Rule 144A and outside the US pursuant to Regulation S Retail offerings in France, the Netherlands, Belgium and Portugal (up to 10% retail offering) Employee offering

 Potential extension clause and up to 10-15% greenshoe

Domicile and Euronext Group N.V. as issuer, Dutch domiciled competent

 The AFM (Dutch regulator) is the competent authority to review the prospectus with passporting to authority

France, Belgium and Portugal

 Documentation will be based on a single prospectus

Listing location Euronext Amsterdam and Euronext Paris

Syndicate Joint Global Coordinators: ABN AMRO, J.P. Morgan and Société Générale structure

Joint Bookrunners: Goldman Sachs, ING Bank and Morgan Stanley Lead Managers: BBVA, BMO Capital Markets

PRELIMINARY OFFERING TIMETABLE

8 April 2014 Analyst Presentation

28 April 2014 Submit pre-deal research for first review

 Comments to be provided to Analysts 30 April 2014 Update of the Analysts on Q1 2014 financials

6 May 2014 Submit pre-deal research for second review

7 May 2014 Comments to be provided to Analysts

 Research reports to be finalised and dated 8 May 8 May 2014 Release of ICE 8-K Publication of the Intention to Float Release of pre-deal research reports 9 May 2014 Commencement of Blackout Period Start of investor education 40 calendar days after the End of Blackout Period closing date of the Offering1

1 This date may be extended if the completion of the distribution of the Shares is later than 40 days after the Closing date

RESEARCH GUIDELINES AND KEY CONTACTS

All research analysts must comply with their respective research guidelines

Restricted period:

 From the date you received invitations to this presentation until the start of the Blackout period No distribution in the United States, Canada, Japan or Australia

 Research reports should be prepared and delivered only in physical form (hard copy) and should not be made available to anyone through electronic means (e.g., by e-mail) or, subject to previous and express approval by the Joint Global Coordinators, included in any electronic retrieval system (e.g., posted on any Internet website)

Blackout period:

 No research publication may be distributed to investors until the later of (i) 40 calendar days after the closing of the Offering or (ii) upon completion of the Offering (as notified to you by the Joint Global Coordinators)

Questions to be sent to:

Underwriters’ counsel Euronext’s

Linklaters investor relations

Bertrand Sénéchal Stephanie Bia

+33 1 5643 5742 +33 1 4927 1268 bertrand.senechal@linklaters.com sbia@nyx.com

II Investment highlights

KEY INVESTMENT HIGHLIGHTS

Leading pan-European equities and derivatives platform with unique single order book model creating

1 unrivalled depth and liquidity

2 Established and diversified sources of revenues

3 State-of-the-art multi-product, multi-currency and low latency technology platform

4 European economy on the cusp of recovery with favourable sector dynamics and increasing market activity

Independence allows new strategy to be executed, increasing potential for product innovation, asset class

5 diversification, operating optimisation and efficiencies

6 Low capital intensity, resilient free cash flow generation and strong dividend potential

7 Experienced management team with a deep bench of talent

1 LEADING PAN-EUROPEAN EQUITIES AND DERIVATIVES PLATFORM …

A leading pan-European trading platform

Domestic market cap of listed companies (€bn as of 28 February 2014)



3,271
2,698
1,427
1,170
983
799
495
198
156
153
LSEG
DB1
SIX
OMX
BME
MOEX
Oslo
WSE
Irish

Number of companies listed[1] (as of 28 February 2014)



2,733
1,303
894
754
713
274
272
258
252
218
LSEG
WSE
OMX
DB1
Luxemb.
SIX
MOEX
Athens
Oslo

Cash trading volume[2] (€bn, LTM total as per 28 February 2014)



2,427
1,358
1,076
893
549
531
299
195
108
60
LSEG
DB1
BME
OMX
SIX
Istanbul
MOEX
Oslo
WSE

Derivatives – open interest[3] (lots in mm, monthly as of 28 February 2014)



91
36
17
13
7
3
1
1
0.2
0.2
DB1
LIFFE
BME
OMX
LME
Oslo
Istanbul
Athens
WSE

- A leading **cash equities** trading platform and the premier continental listing and financing venue
  - Attractive platform for corporate issuers with critical mass of more than 1,300 listed companies
  - Blue chip franchise with 24 issuers listed on Euronext in EURO STOXX 50 benchmark
  - Liquid pan-European trading market with c.€1.4trn traded over the last twelve months as per February 2014
- Approximately 4,600 **corporate, financials and government bonds** listed
  - #4 bond market in continental Europe by total bonds listed (as per WFE data)
- Established local **derivatives** platform, well positioned to capture underexploited opportunities
  - Important index contracts in CAC 40, AEX 25, BEL 20, PSI 20 and benchmark French milling wheat contract
  - Active local markets with derivative trading culture
  - Significant new product opportunities (e.g. single stock futures and new commodity products)

Source: WFE for non-Euronext data

Note: For derivatives open interest data, ICE Europe was excluded due to unavailability of data from WFE

[1] Excluding BME, where data includes a large percentage of OEICs; [2] Excluding reported trades; [3] Excluding Moscow Exchange, due to small contract size of derivatives transactions

EURONEXT

11

1 … WITH UNIQUE SINGLE ORDER BOOK MODEL …

The only pan-European exchange…



Issuers / intermediaries
The Netherlands
Traders / investors
Belgium
UK
Single order book
UTP
EURONEXT
New trading and listing venue
France
Portugal
Traders / investors
Issuers / intermediaries

… in multiple countries

FY 2013 total third party revenue split by geography (unaudited[1])



France
Netherlands
Portugal
Belgium
UK
58%
€225mm
27%
€103mm
9%
€33mm
6%
€22mm
1%
€3mm

… on a single order book[2]

- Unique gateway for investors and issuers to access all Euronext's markets
- Transparent cross-border trading
- Ability to integrate and support local products

… with a common technology

- UTP single trading platform for Euronext cash and derivatives markets

… and a harmonised regulatory framework

- College of Regulators

Unique federal model best positioned for European consolidation

[1] Audited financials for 2013 to be provided in due course
[2] Except Euronext London and Euronext Lisbon

EURONEXT
12

1 … CREATING UNRIVALLED DEPTH AND LIQUIDITY

90%

Euronext market share

66%

60%

Stable market

share 30% 33% MTF market share1

0%

Jan-12 Mar-12 May-12 Jul-12 Sep-12 Nov-12 Jan-13 Mar-13 May-13 Jul-13 Sep-13 Nov-13 Jan-14 Mar-14

Blue Chips2 Presence time at EBBO with greatest Relative spread Displayed market EBBO setter (%) Superior (31 March 2014) EBBO (%) size (%) (bps) depth ( ) Euronext 71% 35% 65% 5.98 65,294 market quality, BATS Europe 20% 0% 2% 13.14 16,240 depth and Chi-X 51% 2% 12% 6.93 26,550 liquidity Equiduct 5% 0% 2% 41.95 31,153 Turquoise 49% 3% 12% 7.74 21,529

Cash trading ADV Derivatives trading ADV

Own Retail Other Account Retail

3% Other Agency 8%

4% 1%

2% Broker Multi-type³ Agency Strong 5% 34% Broker HFT

5% Multi-type³ diversity of Institutional 10% 50% 15% client flows Institutional 16%

HFT Own 21% Account 25%

YTD ADV as of 31 March 2014 = 13.1bn4 YTD ADV as of 31 March 2014 = 1.3mm4

Source: TAG Audit

1 In Euronext’s markets, including BATS-Chi-X and Turquoise; 2 Blue Chips are classified as those securities that belong to the AEX-Index, AMX-Index, BEL 20, CAC 40, PSI 20, and SBF 120 indices; 3 These flows are across a variety of clients; 4 Both legs of the transaction are counted (double counted)

2 ESTABLISHED AND DIVERSIFIED SOURCES OF REVENUES

Adjusted and estimated revenues by product1

 Trading accounts for 43% of total adjusted

Market

solutions & and estimated revenues

other Listing

9% 12%

 Significant recurring non-trading revenue

Clearing²

Post-trade 11% sources 16%

Settlement Significant continental European and UK

5%

trading base with underexploited potential

Cash trading

in US, Emerging Europe and Asia

32%

Market data &

indices Further diversification of revenues

19%

through derivatives clearing revenue share

Derivatives

trading agreement with LCH.Clearnet SA (effective 11% April 1, 2014)

Total adjusted and estimated revenues FY 2013 = 433mm1

1 A reconciliation of adjusted and estimated revenue to reported revenue for the full year ended 31 December 2013, as well as a description of the related adjustment and estimates used to derive the adjusted and estimated revenue figures from reported revenues are detailed on slide 92. The adjusted and estimated revenues are not audited. They should not be considered as an alternative to, or more meaningful than, and should be read in conjunction with, reported revenues and may not be indicative of future revenues

2 Estimated derivatives clearing revenue. The Company has estimated that had the Derivatives Clearing Agreement with LCH.Clearnet SA described on slide 50 been in effect from January 1, 2013, the Company would have generated 27mm in additional expenses. The estimated derivatives clearing expenses are not audited

3 STATE-OF-THE-ART MULTI-PRODUCT, MULTI-CURRENCY AND LOW LATENCY TECHNOLOGY PLATFORM

Criteria UTP Capabilities

Sectors covered Exchanges, MTF and Broker Crossing Networks

 UTP is the world’s first multi-market, multi-geography and multi-regulator platform

Instruments Cash equities and equity derivatives, financials covered & commodity derivatives Used and maintained by Euronext for its own markets

Functional Comprehensive market functionalities with

Trades a broad range of asset classes including cash capabilities advanced strategy order types equities, futures, options and commodities

External Turnkey or managed service delivery model Provided to third-party clients and partners across a broad range of markets in Asia, Latin America and EMEA Scalability Highly scalable architecture allows the same software to be configured for small commercial

 Regularly upgraded to retain its place at the forefront of markets or global regulated markets the industry Resilience Highly reliable and can be configured for synchronous or asynchronous operation across servers and data centres Provides open interfaces to function with a wide range Average Fast platform with average internal latency of third-party surveillance, post-trade and clearing internal latency c.100µS for complex orders under market load systems

Sustained 30,000 incoming orders/sec per server throughput

4 EUROPEAN ECONOMY ON THE CUSP OF RECOVERY …

#4 economy globally …


Nominal GDP (2012, €trn)
12.6
6.4
4.6
3.2
2.7
1.9
1.7
1.6
1.6
1.4
US
CHN
JPN
GER
UK
BRA
RUS
ITA
IND
Euronext countries (BEL, FRA, NLD, POR)

… growth set to return …


Euronext countries average real GDP growth
1.6%
2.9%
2.6%
1.5%
1.2%
1.2%
1.3%
1.3%
1.3%
1.8%
1.6%
(0.4%)
(0.2%)
0.9%
1.5%
1.7%
1.8%
1.9%
2010
2011
2012
2013
2014
2015
2016
2017
2018
IMF estimates
Inflation

… positive economic sentiment …


Eurozone manufacturing PMI
55
53
51
49
47
45
+11%
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
2013
2014

… great rotation to equities starting ….


Global net cash flow into equity (€bn)
Global net cash flow into bond (€bn)
15
10
5
0
(5)
(10)
(15)
(20)
Jan-13
Feb-13
Apr-13
May-13
Jul-13
Sep-13
Oct-13
Dec-13
Jan-14
Mar-14

… stock market recovery …


140%
130%
120%
110%
100%
90%
01/01/13
16/08/13
31/03/14
PSI 20: +34.5%
BEL 20: +26.4%
CAC 40: +20.6%
AEX 25: +17.7%

… and potential structural growth opportunity


150%
125%
100%
75%
50%
25%
0%
Equitisation[1]
NYSE
NASDAQ OMX
BME
EURONEXT
0%
100%
200%
450%
Trading velocity[2]

Source: Bloomberg, IMF as of October 2013, WFE for non-Euronext data, FactSet (USD/EUR exchange rate of 0.7747 for nominal GDP conversion; weekly USD/EUR exchange rates for net cash flow into equity/bond)

[1] Equitisation = LTM average total market cap as per 28 February 2014 / GDP (IMF estimates for 2013). For Euronext, GDP is the total GDPs of France, Netherlands, Belgium and Portugal; for LSEG, GDP is the total GDPs of the UK and Italy; for NASDAQ OMX, GDP is the total GDPs of the US and other NASDAQ OMX's jurisdictions (i.e. Denmark, Estonia, Finland, Iceland, Latvia, Lithuania and Sweden)

[2] Trading velocity = LTM total equity trading value / LTM average market cap as per 28 February 2014

EURONEXT
16

4 … WITH FAVOURABLE SECTOR DYNAMICS AND INCREASING MARKET ACTIVITY

Evolution of Western European IPO activities (number of IPOs)



Euronext
Other Western Europe markets
18
16
2
33
25
8
28
26
2
57
47
10
43
37
6
2013 Q1
2013 Q2
2013 Q3
2013 Q4
2014 Q1

- Rebound of European market activity
- Strengthening IPO market
- Strong IPO pipeline for 2014, both for large companies and SMEs

European equity – monthly trading value[1] (€bn)



750
650
550
450
+11%
Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14

- Recent recovery and upward trend in European trading volumes
- Shift of investments into equities starting
  - Asset reallocation
  - Equity growth expected to pick up

European equity – domestic market capitalisation (€trn)



12.0
11.5
11.0
10.5
10.0
+17%
Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14

- Strong increase in European market capitalisation over the last twelve months

European derivatives – open interests (mm)



225
200
175
150
+1%
Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14

- European derivatives continue to experience momentum

Source: Dealogic, WFE, FactSet (for monthly USD/EUR exchange rates)
Note: growth rates are calculated based on WFE data in USD value to exclude impact of exchange rates
[1] Excluding reported trades

EURONEXT
17

5 INDEPENDENCE ALLOWS NEW STRATEGY TO BE EXECUTED, INCREASING POTENTIAL FOR PRODUCT INNOVATION, ASSET CLASS DIVERSIFICATION, OPERATING OPTIMISATION AND EFFICIENCIES

Euronext will leverage its unique model to expand its positioning as a **leading capital raising centre in Europe**

Reinvigoration of core business	**Boost existing core businesses** by further improving transparency, liquidity and customer service ▪ Strengthen blue-chip based derivatives products to reinforce liquidity with respect to the underlying equities ▪ Enhance capital raising capabilities to increase SME and bond listings ▪ Enhance multi-national corporate coverage to broaden issuer base ▪ Refine market micro-structure, incentive schemes and access through leading-edge technology to further improve market depth, quality and liquidity ▪ Deliver customized and high-performance platform and technology services for growing exchanges and clients
Reprioritizing management of underexploited businesses	Strategically **remix business profile, expand businesses, and accelerate product innovation** ▪ Grow derivatives revenue through new product expansion in listed equity options and futures, index and commodity derivatives ▪ Expand market reach in ETFs, listed funds and structured notes ▪ Broaden data and index services ▪ Diversify revenue stream through clearing arrangement with LCH.Clearnet SA and new services in the post trade segment ▪ Bolster the liquidity of the Euronext's innovative bond trading platform and geographically expand its reach ▪ Implement regulatory-driven change across equities, exchange-traded and OTC derivatives markets with innovative services
Achievement of operating synergies	**Optimise Euronext** as an independent entity ▪ Streamline processes, enhance operational efficiency and achieve cost savings ▪ Integrate technology platforms to increase efficiency ▪ Euronext has identified potential for operating optimisation and efficiencies of c.€60mm[1] by the end of the next 3 years without affecting its ability to pursue revenue growth initiatives
Leverage consolidation trends	**Take advantage of exchange consolidation in Europe and collaboration with other regional financial centres** ▪ Leverage unique single order book and federal model

[1] Before tax. The expected operating efficiencies and cost savings were prepared on the basis of a number of assumptions, projections and estimates, many of which depend on factors that are beyond the Company's control. These assumptions, projections and estimates are inherently subject to significant uncertainties and actual results may differ, perhaps materially, from those projected. The Company cannot provide any assurance that these assumptions are correct and that these projections and estimates will reflect the Company's actual results of operations

EURONEXT
18

6 LOW CAPITAL INTENSITY, RESILIENT FREE CASH FLOW GENERATION AND STRONG DIVIDEND POTENTIAL

 Benefits from clearing revenue without the capital exposure

Relatively low capital No risk taking / credit exposure intensity

 Modest annual capital expenditure requirement

 Diversified and recurring revenue streams from listings, market data & indices, post-trade and market solutions & other

 Adjusted and estimated revenues1 of 433mm for FY 2013

Resilient free cash flow and Targeted medium to long term adjusted and estimated revenue CAGR of strong c.5%2 dividend

 Improving margins, with medium to long term EBITDA margin target of potential approximately 45%2

 Targeted medium to long term dividend payout ratio of approximately 50% of net income2

1 A reconciliation of adjusted and estimated revenue to reported revenue for the full year ended 31 December 2013, as well as a description of the related adjustment and estimates used to derive the adjusted and estimated revenue figures from reported revenues are detailed on slide 92. The adjusted and estimated revenues are not audited. They should not be considered as an alternative to, or more meaningful than, and should be read in conjunction with, reported revenues and may not be indicative of future revenues. This includes the estimated derivatives clearing revenue. The Company has estimated that had the Derivatives Clearing Agreement with LCH.Clearnet SA described on slide 50 been in effect from January 1, 2013, the Company would have generated 27mm in additional expenses. The estimated derivatives clearing expenses are not audited

2 These financial objectives are internal objectives of the Company to measure its operational performance and should not be read as indicating that the Company is targeting such metrics for any particular fiscal year. The Company’s ability to achieve these financial objectives is inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company’s control, and upon assumptions with respect to future business decisions that are subject to change. As a result, the Company’s actual results may vary from these financial objectives, and those variations may be material

7 EXPERIENCED MANAGEMENT TEAM WITH A DEEP BENCH OF TALENT



Dominique Cerutti
Group Chief Executive Officer
- Joined NYSE Euronext in 2009 as President & Deputy CEO
- Member of the Managing Board
- Member of the Board of Directors of LCH.Clearnet Group
- Was a member of the Board of Directors of NYSE Euronext
- Previously led an international career with Top Executive roles at IBM including General Manager of IBM Europe and IBM Global Services EMEA



Amaury Dauge
Group Chief Financial Officer
- Has held various senior positions at Euronext and NYSE Euronext from 2001 including COO of European Cash & Listing, Head of Euronext's Corporate Finance, and Global Head of Corporate Planning
- Previously worked for Atos Consulting, PwC and BNP Paribas

COO

***Group Chief Operating Officer** (currently being recruited)*
- Global role within Euronext, reporting to the Group CEO
- Member of the Managing Board
- Directly responsible for all Market Operations of the Group and Information Technology



Catherine Langlais
General Counsel
- Has been with the Euronext Group since 1990, and the Executive Director of Legal and Regulatory Affairs for the Euronext group since 2004
- Involved in the creation of Euronext in 2000, with the listing of Euronext NV in Paris in 2001, and the subsequent strategic developments of Euronext
- Formerly member of the NYSE Euronext Management Committee



Anthony Attia
CEO of Euronext Paris
- Member of the Managing Board
- Has held various senior positions at Euronext since 1997 including Executive Director and Head of Operations. He was also in charge of the Universal Trading Platform. Within the NYSE Euronext leadership team, he was assisting Dominique Cerutti between 2010 and 2013



Vincent Van Dessel
CEO of Euronext Brussels
- CEO of Euronext Brussels since 2009
- Member of the Managing Board
- Previously worked at Brussels Stock Exchange as Director of Markets and Listing from 1992



Lee Hodgkinson
Head of Markets & Global Sales, CEO of Euronext London
- Member of the Managing Board
- Previously CEO of SWX Europe and a member of the Managing Board of Swiss Exchange AG
- Over 20 years of financial markets' experience, including 9 years at LSE



Diederik Zandstra
Head of Corporate Client Group
- Joined NYSE Euronext in 2009
- Previously over 12 years of IB and ECM experience at Credit Suisse First Boston, Morgan Stanley and Renaissance Capital in New York and London



Nick Thornton
Global Head of Market Solutions
- Held senior positions at LIFFE and NYSE Euronext since 1997
- Worked closely with clients in China, Japan, the Middle East and Poland
- Formerly a managing consultant with PA Consulting Group



Cees Vermaas
CEO of Euronext Amsterdam
- CEO of Euronext Amsterdam since 2010
- Member of the Managing Board
- Previously held numerous managerial positions (Philips Group, IMC, CMG Finance)



Luís Laginha de Sousa
CEO of Euronext Lisbon
- CEO of Euronext Lisbon since 2010
- Member of the Managing Board
- Previously 5 years as COO of Euronext Lisbon and Executive Board Member of Caixaweb SGPS, SA and Board Member of several CGD Group companies in Portugal and Spain

EURONEXT 20

III Euronext business overview

EURONEXT SNAPSHOT

Total adjusted and estimated revenue FY 2013 (unaudited) €433mm[1]

Listing

- Largest continental European listing venue with more than 1,300 issuers and market cap of c.€2.7trn
- 261 global companies, 799 SMEs, 243 micro caps and c.4,600 corporate, financials and government bonds listed
- Global leader in capital raising: c.€32bn in primary and secondary capital was raised through Euronext equity markets over the last twelve months as per February 2014
- A diverse product suite to accommodate issuer market needs, comprising: Euronext, Alternext, Marché Libre, EnterNext, Initial Bond Offering, Indices, ETFs, Warrants, Fast Path and Euronext London


12%
€53mm

Trading

- Unique single order book and trading model with a diverse cash and derivatives trading community of 480 members
- Cash trading: #1 cash market in continental Europe with 66% market share; venues in Paris, Amsterdam, Brussels, Lisbon and London
- Derivatives trading: leading local derivatives platforms with diversified portfolio of equity options, key index contracts in CAC 40, AEX 25, BEL 20 and PSI 20, and benchmark French milling wheat contracts
- Bond trading: #4 bond market in continental Europe by total bonds listed with approximately 4,600 corporate, financials and government bonds listed


43%
€187mm
Cash trading: 32%
Derivatives trading : 11%

Market data & indices

- Leading provider of real-time cash and derivatives reference data in European markets
- Over 340 vendors disseminating data to 190,000 screens in more than 140 countries


19%
€84mm

Post-trade

- Cash and derivatives clearing long-term agreements with LCH.Clearnet SA
- Capturing derivatives revenue growth opportunity with no capital commitment
- Interbolsa as CSD providing settlement and custody services for Portuguese market


16%
€67mm[1]

Market solutions & other

- UTP low latency state-of-the art technology platform provided to third-party clients and partners
- License services with Bourse du Luxembourg[2] and Market Data Lisbon[3], etc


9%
€41mm

The breadth of Euronext's businesses provides a diversified revenue base with significant potential to reinvigorate and expand the businesses

Note: Data as of 28 February 2014

[1] A reconciliation of adjusted and estimated revenue to reported revenue for the full year ended 31 December 2013, as well as a description of the related adjustment and estimates used to derive the adjusted and estimated revenue figures from reported revenues are detailed on slide 92. The adjusted and estimated revenues are not audited. They should not be considered as an alternative to, or more meaningful than, and should be read in conjunction with, reported revenues and may not be indicative of future revenues. This includes the estimated derivatives clearing revenue. The Company has estimated that had the Derivatives Clearing Agreement with LCH.Clearnet SA described on slide 50 been in effect from January 1, 2013, the Company would have generated €27mm in additional expenses. The estimated derivatives clearing expenses are not audited; [2] Licence fees charged to Bourse du Luxembourg for the use of the universal trading platform (UTP); [3] A service provided in Lisbon only, different from traditional market data revenues

EURONEXT

22

LISTING

3. Derivatives 4. Market data & 6. Market

1. Listing 2. Cash trading 5. UTP 7. Post-trade trading indices solutions & other

LISTING: INTRODUCTION

Euronext’s connection with the real economy enabling companies to reach the next stage of their

1 development

Credible business partnership offering a proven marketplace recognised by investors worldwide where

2 liquidity and price formation takes place within a sound regulatory framework

Strong track record in providing large caps and SMEs with a high quality market place that they can look

3 to for their capital markets needs with over 18 billion raised1 in 2014 Q1

At the heart of the increase in capital markets activity with a proactive engagement in Euronext home

4 markets and cross border, with a strong pipeline of transactions for 2014

Focus on growth with emphasis on providing issuers with a positive alternative to traditional bank

5 financing and aimed at promoting the links between issuers and investors

1 Including capital raised from dual listing, exchange offer, cross listing, merger, IPO, private placement, transfers (among Euronext markets), bonds and ETFs, excluding structured products

1. Listing | 2. Cash trading | 3. Derivatives trading | 4. Market data & indices | 5. UTP | 6. Market solutions & other | 7. Post-trade

1 EURONEXT IS A LEADING EQUITY FINANCING CENTRE IN EUROPE ...

Strong flow of new companies to the market[1] ...


Marché Libre
Alternext
Euronext
11
5
2
4
2013 Q1
14
2
4
8
2013 Q2
0
5
2
3
2013 Q3
18
3
4
11
2013 Q4
10
2
4
4
2014 Q1

... resulting in a steadily growing market cap ... (€trn)


2.2 2.2 2.3 2.3 2.3 2.2 2.4 2.4 2.5 2.6 2.6 2.6 2.6 2.7 2.7
Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14

... with further potential for future IPO activity[4]


224% 112% 101% 89% 77% 76% 69% 48% 48% 36% 35% 30% 28% 27% 15%
SIX Luxemb. OMX LSEG³ BME Irish Oslo DB1 WSE MOEX Athens Istanbul Wiener Budapest

#2 in Europe[2] by offering value of main markets IPOs ... (2013, €mm)


13,801 3,036 2,409 1,123 910 855 745 675
LSEG³ DB1 WSE Oslo OMX SIX Irish

... and #2 in Europe[2] by number of main markets IPOs ... (2013)


39 22 13 10 8 7 2 1
LSEG³ WSE OMX DB1 Oslo Irish BME

... attracting a diverse and international investor base (LTM total as per 28 February 2014)


Global issuers
BEL 2%
RoW 13%
GER 4%
NLD 4%
NOR 6%
US 34%
UK 15%
FRA 22%
Total institutional investor holdings = €651bn
SME issuers
RoW 9%
GER 2%
NOR 3%
BEL 8%
UK 10%
NLD 12%
FRA 35%
US 20%
Total institutional investor holdings = €19bn

Source: IMF, PwC, WFE for non-Euronext data

[1] New listing types include dual listing, exchange offer, cross listing, merger, IPO, private placement and transfers (among Euronext markets); [2] EEA; [3] Including Borsa Italiana; [4] Equitisation calculated as LTM average domestic market cap as per 28 February 2014 divided by GDP estimated for 2013 by IMF

EURONEXT
25

3. Derivatives 4. Market data & 6. Market

1. Listing 2. Cash trading 5. UTP 7. Post-trade trading indices solutions & other

 ... WITH STRONG CORPORATE FRANCHISE ...

Global franchise SME franchise

Industry breakdown by market cap Industry breakdown by market cap

Basic materials Telecom Basic materials Oil & gas Telecom Technology 2%

3% 2% 1% 1%

4% Consumer goods Utilities Financials Utilities 25% 25% 2%

5% Technology Healthcare 9% 6% Healthcare Consumer 10% services 10%

Financials Consumer goods Industrials Industrials 17% 15% 18% 11% Consumer Oil & gas services 17% 16%

Total market cap as of 28 February 2014 = 2,571bn Total market cap as of 28 February 2014 = 123bn

Diverse market offering to cater to companies in all stages of development

1. Listing | 2. Cash trading | 3. Derivatives trading | 4. Market data & indices | 5. UTP | 6. Market solutions & other | 7. Post-trade

1 ... ATTRACTIVE PARTNERSHIP PROPOSITION SUPPORTED BY INVESTORS ...

Corporate issuers are offered a unique partnership comprising of

- A strong and recognisable European brand
- A diverse community of more than 1,300 issuers
- A liquid pan-European trading market with c.€6.4 billion ADV traded over the first two months of 2014
  - Diverse cash and derivatives trading community of 480 members
- Access to a family of leading country indices (i.e. CAC40, AEX25, BEL20, PSI20)
  - Estimated €60 billion tracking the CAC40 and €20 billion the AEX25
- Single-stock option trading on the French and Dutch derivatives markets
  - Strong wholesale and retail participation, enhancing liquidity formation
- Access to a suite of ongoing issuer services post listing/admission

Composition of listed securities (as of 28 February 2014)


ETPs[1]
13%
Equities
19%
Bonds[2]
68%
Alternext
3%
Euronext
13%
Marché
Libre
4%

Total number of securities = 6,751 **Total number of equities = 1,303**

Top global investors

BlackRock
Berkshire Hathaway Inc.
Capital Research and Management
Fidelity Investments
Dodge & Cox
The Vanguard Group
Wellington Management
MFS Investment Management
State Street
J.P.Morgan Asset Management
Northern Cross International Investment Management
First Eagle Investment Management

Top European Investors

Amundi Asset Management
apg
AXA France Assurance
Caisse des Dépôts
BlackRock UK
Natixis Asset Management
Deutsche Asset & Wealth Management
Lyxor Asset Management
ING Investment Management
Allianz Global Investors
NBIM Norges Bank Investment Management
THEAM BNP Paribas Group
UBS Global Asset Management

Note: Data as of 28 February 2014
[1] Exchange-traded products, including investment funds and ETFs and excluding structured products (41,562); [2] Including Government bonds

EURONEXT 27

1. Listing | 2. Cash trading | 3. Derivatives trading | 4. Market data & indices | 5. UTP | 6. Market solutions & other | 7. Post-trade

1 … AND HAS A DIVERSIFIED MARKETS OFFERING …

Euronext

- Euronext provides global companies and SMEs with access to a quality regulated market environment
- 876 companies listed of which 117 international companies
- Total market cap of c.€2.7trn
- Average daily value traded of c.€5.3bn
- With Compartment A (global segment, >€1bn market cap), Compartment B (>€150mm and <€1bn) and Compartment C (<€150mm)

Enternext

- Dedicated to SMEs (with market cap of less than €1bn): concentrating all initiatives for SMEs into a single effort
- Reposition financial markets as an alternative source of funding for SMEs in a context of capital constraints with traditional lenders
- Maintenance of the existing market structure: regulated markets (Compartment B and C of Euronext) and Alternext

Alternext

- Alternext provides small and mid-sized companies seeking simplified access to the capital markets
- 184 companies listed
- Total market cap of c.€10.2bn
- c.€4.5bn of capital raised since its inception in 2005, including c.€2.9bn at IPO
- Average daily value traded of c.€16mm

Fast Path

- Only available on Euronext European markets
- 16 cross-listings since launch in 2008 and counting
- Simplified listing process in Europe by “passporting” SEC-registration
- Builds up shareholder base in Europe, strengthens global identity and provides commitment to European stakeholders
- Straightforward, fast and cost-efficient process

Marché Libre

- Marché Libre provides micro cap companies simplified access to capital markets
- 243 companies listed of which 34 international companies
- Total market cap of c.€6.5bn
- c.€73mm of capital raised at IPO since its inception in 2005
- Average daily value traded of c.€0.1mm
- Auction market only

Euronext London

- Combines the prominence of our European market and the attraction of London as an international financial hub
- Enables Euronext to compete for international listings by global companies out of the EMEA region
- Leveraging of existing listings: European regulation allows companies to achieve a London listing in a low cost/low risk manner to enhance their commitment/visibility
- Introduces NYSE/NASDAQ single transfer market into the UK

EURONEXT

Note: Data as of 28 February 2014
Euronext Compartment A, B and C are regulated markets; Alternext and Marché Libre are MTFs

28

3. Derivatives 4. Market data & 6. Market

1. Listing 2. Cash trading 5. UTP 7. Post-trade trading indices solutions & other

 ... POSITIONED FOR GROWTH WITH POSITIVE MARKET SENTIMENT ...

Lehman After Greece Debt Austerity Measure are Permanent Bailout fund Multiple Global shocks Greek elections and Eurozone growth after an 18 Increased market Shock Crisis adopted; Greece and is set up cycle driven peripheral instability month recession activity “Market Ireland are Bailed Out market rally “Market Shut” Expanding economic activity

Shut”

9

)

1

6

12

Volatility in % (Vstoxx 8 38 20 9

7 9

3 10 31

19 2

7 17

3 6

14 2 14

No. of Deals

18 17

6 13 14

15 7 5 10 7 10 8

1 3 10

8 8

3 6 5 6 6 4 6

3 3 2 2 2 3 3 2 2

1 1 1

2009 2009 2009 2009 2010 2010 2010 2010 2011 2011 2011 2011 2012 2012 2012 2012 2013 2013 2013 2013 2014 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

Euronext Western Europe International Vstoxx

Source: Bloomberg, Dealogic

1 The VSTOXX Indices are based on EURO STOXX 50 real-time options prices and are designed to reflect the market expectations of near-term up to long-term volatility by measuring the square root of the implied variance across all options of a given time to expiration

3. Derivatives 4. Market data & 6. Market

1. Listing 2. Cash trading 5. UTP 7. Post-trade trading indices solutions & other

 ... GENERATING A RESILIENT REVENUE STREAM

Reported corporate revenues Reported corporate revenues by product ( mm, unaudited1) (FY 2013, unaudited1)

Stock

Annual fees Admission and other listing fees Equities other

Dividends

3% 5% Bonds

40 41 42

12% Equities annual fees

21 IPO

21 23 43%

17%

19 20 19 Follow-ons

19%

2011 2012 2013 Total FY 2013 corporate revenues (unaudited1) = 42mm

Reported ETFs and Warrants revenues Euronext capital raised Euronext ( mm, unaudited1) through IPOs ( mm) number of IPOs

2,138 Annual fees Admission fees

6 23 20

8 6 11 2

15 14 6 7 5

2011 2012 2013 2013 Q1 2014 Q1 2013 Q1 2014 Q1

¹ Audited financials for 2011, 2012 and 2013 to be provided in due course

1. Listing | 2. Cash trading | 3. Derivatives trading | 4. Market data & indices | 5. UTP | 6. Market solutions & other | 7. Post-trade

1 LISTING: KEY TAKEAWAYS

A Leading financing centre in Europe

- European leader with more than 1,300 issuers and combined market cap of c.€2.7trn
- 261 global companies, 799 SMEs and 243 micro caps
- Strong Blue Chip franchise with 24 issuers listed on Euronext in EURO STOXX 50 benchmark
- Approximately 4,600 corporate, financials and government bonds listed

B Attractive partnership proposition for issuers

- Strong European brand
- Leading visibility platform for issuers
- Only pan-European exchange with multiple listing venue entry points
- Provision of liquidity through a diverse trading member base
- Leading country indices and local derivatives markets
- Access to a diverse and large domestic and international investor base

C Diverse listing choices

- Euronext, regulated market for global companies and SMEs
- Alternext, MTF for SMEs
- Marché Libre, MTF for micro cap companies
- EnterNext, combines all initiatives for SMEs
- Fast Path, simplified cross-listing
- Euronext London, London entry point

D Resilient revenues

- Resilient revenues from multiple product sources
- Approximately half of revenues recurring
- Sticky issuer base

E Positioned for growth

- Recovery in European market activity
- Attract global companies and SMEs
- Develop international listings
- Bond financing for SMEs
- Monetize corporate issuer base

Note: Data as of 28 February 2014

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31

CASH TRADING

3. Derivatives 4. Market data & 6. Market

1. Listing 2. Cash trading 5. UTP 7. Post-trade trading indices solutions & other

 CASH TRADING: INTRODUCTION

1 Cash business strongly positioned in both absolute terms and vs. European peers

2 Core Eurozone franchise benefiting from micro and macro investment and risk management strategies

3 Diversity of client base and the blend of order flow with a sophisticated targeted liquidity programme

4 Stagnating low cost rivals

5 Fixed income and ETF businesses well positioned to take advantage of regulatory change

6 Post-trade arrangements providing stability and governance without the capital commitment

Renaissance in European IPO and trading activity with 2014 Q1 equity volumes up 24% year on year for

7

Euronext, improving corporate earnings and Europe on the cusp of recovery

8 Outlook for cash franchise better than at anytime in the past 5 years

1. Listing | 2. Cash trading | 3. Derivatives trading | 4. Market data & indices | 5. UTP | 6. Market solutions & other | 7. Post-trade

2 EURONEXT IS A LEADING PAN-EUROPEAN CASH TRADING VENUE ACROSS VARIOUS PRODUCTS…

#2 in Europe[1] by domestic market cap …
(€bn, as of 28 February 2014)


3,271 LSEG
2,698
1,427 DB1
1,170 SIX
983 OMX
799 BME
495 MOEX
198 Oslo
156 WSE
153 Irish

… strong equity trading value[2]
(€bn, LTM as per 28 February 2014)


2,427 LSEG
1,358
1,040 DB1
863 BME
530 OMX
513 SIX
289 Istanbul
189 MOEX
105 Oslo
58 WSE

#3 in Europe by ETFs number of trades[3]
('000, LTM as per 28 February 2014)


3,942 LSEG
2,262 DB1
1,739
918 SIX
419 OMX
360 Istanbul
190 Oslo
97 Stuttgart
11 WSE

#2 in Europe by warrants & certificates number of trades[3]
('000, LTM as per 28 February 2014)


3,930 Stuttgart
3,802
3,095 Istanbul
2,068 DB1
1,740 LSEG
843 SIX
163 OMX
163 Budapest
37 WSE
18 Wiener

#1 in Europe by investment funds trading value[3]
(€bn, LTM as per 28 February 2014)


16
7 OMX
4 SIX
2 MOEX
1 DB1
1 Istanbul
0.2 LSEG
0.1 Athens
0.02 Budapest
0.01 WSE

Key observations

- Recent recovery and upward trend in trading volumes
- Confidence is returning
- Rotation into equities is underway
- Foreign inflows returning
- Favourable regulatory trends for exchange trading vs. dark pools

Source: FESE, WFE for non-Euronext data
[1] EEA; [2] Excluding reported trades; [3] By electronic order book

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34

1. Listing | 2. Cash trading | 3. Derivatives trading | 4. Market data & indices | 5. UTP | 6. Market solutions & other | 7. Post-trade

2 … WITH A DIVERSIFIED PORTFOLIO OF KEY PRODUCTS …

	Description	LTM volume evolution (€bn)
Cash equities	▪ #1 cash market in continental Europe with 66% market share ▪ Venues in Paris, Amsterdam, Brussels, Lisbon and London	2013: Mar 110, Apr 119, May 114, Jun 110, Jul 108, Aug 101, Sep 109, Oct 118, Nov 106, Dec 102; 2014: Jan 135, Feb 126, Mar 138
Exchange-traded funds	▪ Solid franchise in core recognised investment exchange markets (662 ETF listings) ▪ Passporting rules beginning to make listings less sticky	2013: Mar 6.1, Apr 8.0, May 6.4, Jun 7.7, Jul 5.9, Aug 5.2, Sep 5.2, Oct 5.3, Nov 4.7, Dec 5.6; 2014: Jan 7.3, Feb 6.4, Mar 6.7
Warrants and certificates	▪ Solid retail franchise in core markets	2013: Mar 1.4, Apr 1.5, May 1.5, Jun 1.5, Jul 1.3, Aug 1.2, Sep 1.2, Oct 1.4, Nov 1.4, Dec 1.2; 2014: Jan 1.7, Feb 1.4, Mar 1.6
Fixed income	▪ Solid retail franchise in core markets, with approximately 4,600 corporate, financials and government bonds ▪ Market is OTC dominated	2013: Mar 0.9, Apr 0.9, May 0.9, Jun 0.9, Jul 0.8, Aug 0.5, Sep 0.7, Oct 0.8, Nov 0.8, Dec 0.6; 2014: Jan 1.1, Feb 1.0, Mar 1.0

Cash equities

- Optimisation of core business (market share, pricing)
- Blue chips and indices position Euronext for return to equities

Other cash products

- Regulations expected to create growth opportunities in other cash products post MiFID 2 (moving OTC business to regulated platforms)
- UK RIE facility development on London Gateway for ETFs[1]
- Structured products well positioned for regulatory change
- BondMatch vehicle to enable further exploration of new business models with market participants

Note: Data as of 28 February 2014 unless otherwise noted
[1] Pending regulatory approval

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35

1. Listing | 2. Cash trading | 3. Derivatives trading | 4. Market data & indices | 5. UTP | 6. Market solutions & other | 7. Post-trade

2 ... AND SIGNIFICANT UPSIDE ...

Potential for improving equity trading velocity (as of 28 February 2014)


173%
116%
84%
80%
63%
58%
55%
53%
49%
43%
Istanbul
BME
DB1
LSEG
OMX
Oslo
Budapest
SIX
WSE

Strengthening equity trading value[1] in Euronext markets (€bn)


103
109
110
119
114
110
108
101
109
118
106
102
135
126
138
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14

Further growth potential in bond listing, which is currently ranked #4 in continental Europe[2] by number of bonds listed (as of 28 February 2014)


26,555
22,954
22,203
21,750
7,162
4,567
3,684
3,392
1,593
1,582
Luxemb.
DB1
Irish
LSEG
OMX
BME
Wiener
Oslo
SIX

Reinvigorating core business by further improving transparency, liquidity and customer service

- Strengthen blue-chip based derivatives products to reinforce liquidity with respect to the underlying equities
- Enhance capital raising capabilities to increase SME and bond listings
- Enhance multi-national corporate coverage to broaden issuer base
- Refine market micro-structure, incentive schemes and access through leading-edge technology to further improve market depth, quality and liquidity
- Deliver customized and high-performance platform services for growing exchanges

Euronext will leverage its unique model to expand its positioning as a leading capital raising centre in Europe

[1] Excluding reported trades
[2] Excluding Irish Stock Exchange and London Stock Exchange Group

EURONEXT
36

3. Derivatives 4. Market data & 6. Market

1. Listing 2. Cash trading 5. UTP 7. Post-trade trading indices solutions & other

 … IN A STABILISED MARKET …

Breakdown of European cash equities trading as of 28 February 2014

Lit books1 Dark MTFs2 OTC reports3

57% 3% 39%

Regulated markets (concentrated in Under MiFID waivers BCNs, non-price forming trades domestic stocks) and pan-European (Liquidnet, SmartPool, (note: European OTC statistics markets (BATS-Chi-X, Turquoise) UBS MTF etc.) contain much double reporting)

Daily volumes on Euronext stocks

Cyclical including MTFs and excluding OTC ( bn/day)

 Overall equity trading volumes in the EU

18 Bull markets & Financial Eurozone have been almost flat over the last 3 arrival of HFT crisis crisis years Period of flat Positive signs: great rotation into equities volumes and IPO pipeline 13

Structural

 More OTC BCN business will be brought 8 into the “regulated” space in MiFID2 Longer term post-trade changes will MiFID encourage pan-European venues 3 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Source: Thomson Reuters for non-Euronext data

1 Including Order Book Lit , Order Book Hidden and Off Order Book ; 2 Including Dark Order Book; 3 Including Order Book Auction and MiFID OTC

1. Listing | 2. Cash trading | 3. Derivatives trading | 4. Market data & indices | 5. UTP | 6. Market solutions & other | 7. Post-trade

2 ... WITH UNRIVALLED DEPTH AND LIQUIDITY ...

Stable market share


90%
60%
30%
0%
Euronext market share
66%
33%
MTF market share[1]
Jan-12 Mar-12 May-12 Jul-12 Sep-12 Nov-12 Jan-13 Mar-13 May-13 Jul-13 Sep-13 Nov-13 Jan-14 Mar-14

Superior market quality, depth and liquidity

Blue Chips[2] (31 March 2014)	Presence time at EBBO (%)	EBBO with greatest size (%)	EBBO setter (%)	Relative spread (bps)	Displayed market depth (€)
Euronext	71%	35%	65%	5.98	65,294
BATS Europe	20%	0%	2%	13.14	16,240
Chi-X	51%	2%	12%	6.93	26,550
Equiduct	5%	0%	2%	41.95	31,153
Turquoise	49%	3%	12%	7.74	21,529

Strong diversity of client flows

Cash trading ADV by client type


Own Account 4%
Retail 3%
Other 2%
Agency Broker 5%
Multi-type[3] 50%
Institutional 15%
HFT 21%

YTD ADV as of 31 March 2014 = €13.1bn[4]

Cash trading ADV by client location[5]


Japan 3%
Other[6] 6%
Germany 5%
USA 40%
UK 7%
The Netherlands 8%
Switzerland 15%
France 17%

YTD ADV as of 31 March 2014 = 1.3mm[4]

Source: TAG Audit

[1] In Euronext's markets, including BATS-Chi-X and Turquoise; [2] Blue Chips are classified as those securities that belong to the AEX-Index, AMX-Index, BEL 20, CAC 40, PSI 20, and SBF 120 indices; [3] These flows are across a variety of clients; [4] Both legs of the transaction are counted (double counted); [5] Location of Institutional and global clients based on the location of their worldwide headquarter; [6] Including Belgium, Ireland, Portugal and other

EURONEXT

38

1. Listing | 2. Cash trading | 3. Derivatives trading | 4. Market data & indices | 5. UTP | 6. Market solutions & other | 7. Post-trade

2 … AND REGULATION TO CREATE OPPORTUNITIES FOR OTHER CASH PRODUCTS …

	Current offer	Regulatory tailwinds	Euronext positioning
Exchange traded funds	▪ Solid franchise in core RIE markets ▪ Passporting rules beginning to make listings less sticky ▪ Market is OTC dominated	▪ ETFs will be subject to "equity-like" transparency obligations in MiFID2 ▪ Business will move to more regulated platforms	▪ Develop UK RIE facility on London Gateway for ETFs[1] ▪ ETF issuers list ETFs in UK environment and have access to continental trading flows ▪ This is very difficult to replicate by competitors
Warrants and certificates	▪ Solid retail franchise in core markets ▪ Under pressure from OTC platforms	▪ W&C will be subject to transparency requirements in MiFID2	▪ Retain market share of the core business ready for MiFID2
Fixed income	▪ Solid retail franchise in core markets, with 4,600 corporate, financials and government bonds ▪ Market is OTC dominated	▪ Fixed income markets will undergo fundamental changes from MiFID2 and automation	▪ BondMatch vehicle is enabling Euronext to explore new business models, with market participants

[1] Pending regulatory approval

EURONEXT

39

3. Derivatives 4. Market data & 6. Market

1. Listing 2. Cash trading 5. UTP 7. Post-trade trading indices solutions & other

 … GENERATING REVENUES FROM MULTIPLE SOURCES AND CLIENT BASES

Reported revenue split by product

Cash trading ADV by client flows2 (FY 2013, unaudited1)

Fixed Funds

Japan Other³ Income 1% Other Germany

3% 6%

3% 1% 5% ETFs UK

5% USA The 7% 40% Warrants & Netherlands Certificates 8%

7% Cash

Equities Switzerland

84% 15% France 17%

Total FY 2013 revenues (unaudited1) = 138mm YTD ADV as of 31 March 2014 = 13.1bn4

Reported revenue Euronext equity trading value5 ( mm, unaudited1) ( bn)

189 399 140 138 322

2011 2012 2013 2013 Q1 2014 Q1

¹ Audited financials for 2011, 2012 and 2013 to be provided in due course; 2 Location of Institutional and global clients based on the location of their worldwide headquarter; 3 Including Belgium, Ireland, Portugal and other; 4 Both legs of the transaction are counted (double counted); 5 Excluding reported trades

1. Listing | 2. Cash trading | 3. Derivatives trading | 4. Market data & indices | 5. UTP | 6. Market solutions & other | 7. Post-trade

2 CASH TRADING: KEY TAKEAWAYS

A Market leader

- Stable 66% market share
- Strong Blue Chip franchise with
  - 24 issuers listed on Euronext in EURO STOXX 50 benchmark
  - 132 issuers listed on Euronext in EURO STOXX 600 benchmark

B High quality

- Superior market quality and depth
- Targeted liquidity scheme
- Diverse order flow & client base

C High margin

- Stable, sustainable and predictable cash flows
- Segment-based and client diversity pricing strategy
- Superior average bps yields

D Safe and sound CCP partnership

- Agreement with LCH.Clearnet SA in vertical partnership
- Governance control allowing for development of services and addition of products
- No capital requirement

E Volumes recovery

- Recent recovery and upward trend in trading volumes
- Confidence is returning
- Rotation into equities is underway
- Foreign inflows returning

F Positioned for new regulations

- Post MiFID 2 implementation cash products (ETFs, structured products, bonds) to benefit vs. OTC products
- Business likely to move to regulated / more transparent platforms

G Adjacent growth

- London RIE providing expansion platform for international and domestic issuers[1]
- Bond match well positioned for major structural shift in fixed income cash space: from OTC to electronic

Note: Data as of 28 February 2014
[1] Pending regulatory approval

EURONEXT
41

DERIVATIVES TRADING

3. Derivatives 4. Market data & 6. Market

1. Listing 2. Cash trading 5. UTP 7. Post-trade trading indices solutions & other

DERIVATIVES TRADING: INTRODUCTION

Re-prioritising underexploited business through an aggressive delivery programme of new products and

1 services

2 Global regulatory reform to increase transparency, reduce systemic risk and reappraise capital usage

3 Significant organic product and platform development opportunities

New agreement with LCH.Clearnet SA delivering the economics of a vertical silo without the capital

4 commitment and risk

More Euronext derivative products launched in 2014 Q1 than in 2012 and 2013 combined (and further

5 products to be launched by the end of 2014)

6 No intensive capital investment required for product development

7 Important new hires

3. Derivatives 4. Market data & 6. Market

1. Listing 2. Cash trading 5. UTP 7. Post-trade trading indices solutions & other

 EURONEXT HAS AN ATTRACTIVE DERIVATIVES PRODUCT PORTFOLIO …

Volume contribution1 Key products Euronext’s LTM open interests evolution (lots in mm) (LTM March 2014)

 74 individual Dutch equity options (incl.

18 18 18 18 19 weekly) 16 15 17 16

14 15 13 22 individual Belgian equity options 12 67 American-style and 58 European-style 48% French equity options Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Equity options 5 ETF tracker options 2013 2014 AEX and AMX index futures AEX index mini futures AEX dividend index futures BEL 20 index futures Financial PSI 20 index futures 0.5 0.5 0.5 0.4 0.5 0.5 0.5 0.5 0.5 0.4 0.5 0.5 0.5 derivatives2 CAC 40 index futures CAC 40 mini futures Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar CAC 40 dividend index futures 32% FTSEurofirst 80 and 100 index futures 2013 2014 Index futures FTSE EPRA (real-estate) index futures

 AEX index options (incl. weekly and daily)

0.7 0.7 0.8 0.7 0.7 0.8 0.7 0.8 0.8 0.5 0.7 0.7 0.7 AEX index mini options BEL 20 index options 12% CAC 40 index options Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar

Index options 2013 2014

 Milling Wheat, Rapeseed, Corn, Malting

0.6 0.5 0.5 0.6 0.7 0.8 0.9 0.7 0.7 0.7 0.7 0.7 0.7 Commodity Barley and Skimmed Milk Powder futures derivatives Milling Wheat, Rapeseed, Corn and Malting

8% Barley options Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar

Agricultural 2013 2014

Source: WFE for non-Euronext data Note: Data as of 31 March 2014

1 By number of contracts traded; 2 Other offerings include: Lisbon Single Stock Futures, Amsterdam, Brussels and Paris Single Stock Futures (from April 2014), and Currency derivatives of EUR/USD, GBP/EUR and GBP/USD futures and options. The contributions from the Single Stock Futures and Currency derivatives to revenues are currently limited

3. Derivatives 4. Market data & 6. Market

1. Listing 2. Cash trading 5. UTP 7. Post-trade trading indices solutions & other

 … WITH STRONG DERIVATIVES TRADING ACTIVITIES …

Open interests for European exchanges1 Euronext open interests (lots in mm, monthly as of 28 February 2014) (lots in mm)

91

36

17

13

19 20 20 20 20 21

18 17 17 19 18 17

7 16 15 13 3

1 1

0.2

DB1 LIFFE BME OMX LME Oslo Istanbul Athens Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14

Euronext number of contracts traded Euronext notional value (lots in mm) ( bn)

302 305 280 274 273 272 256 256 258 247 242 233 232 239 234

14 14 13 13 12 12 12 13 13 12 13

11 12 11 10

Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14

Source: WFE for non-Euronext data

1 Excluded Moscow Exchange as not comparable due to small contract size

3. Derivatives 4. Market data & 6. Market

1. Listing 2. Cash trading 5. UTP 7. Post-trade trading indices solutions & other

 … AND IS WELL POSITIONED ACROSS DERIVATIVES PRODUCT LINES …

#2 in Europe by stock options open interest1 #3 in Europe by stock index futures open interest1

(‘000, monthly as of 28 February 2014) (‘000, monthly as of 28 February 2014)

4,115 44,526 1,311 480 14,720 429 312 9,257

5,208

3,987 120

95 83

54 51 684 6 1 DB1 BME LIFFE OMX Oslo Wiener Athens DB1 LIFFE OMX Istanbul WSE Oslo BME Wiener Athens

#5 in Europe by stock index options open interest1 #3 in Europe by commodities open interest1

(‘000, monthly as of 28 February 2014) (‘000, monthly as of 28 February 2014)

33,606 3,036 3,281

990 964 781 740

660

63 56

5 2 1 7 6

DB1 LIFFE BME OMX WSE Oslo Athens Wiener Istanbul LME LIFFE Istanbul LSEG

Source: WFE for non-Euronext data

Note: Excluding ICE Europe due to unavailability of data from WFE

1 Excluded Moscow Exchange as not comparable due to small contract size of derivatives transactions

3. Derivatives 4. Market data & 6. Market

1. Listing 2. Cash trading 5. UTP 7. Post-trade

 … AND TO ADAPT AND BENEFIT trading indices solutions & other

FROM CHANGING REGULATORY ENVIRONMENT …

Requirement Impact Opportunity

 Greater regulatory oversight of MTFs Cash equities Re-balancing of playing field between and OTFs, including transparency RMs and OTFs / ATVs Listed derivatives requirements

 Requirement for OTC derivatives to

 OTC derivatives be traded on exchange like platforms

MiFID II

 Emergence of new OTF platforms to Creation of OTFs as a new type of accommodate differing OTC markets regulated market

 Listed derivatives OTFs have the same transparency rules as regulated markets and MTFs

 Mandatory clearing and reporting of Potential futurisation increasing

 OTC derivatives standardised OTC derivatives derivatives demand

EMIR

 Initial margin requirements for non- Increased demand for collateral and cleared OTC derivatives (outlined by associated management and Listed derivatives BCBS-IOSCO) optimisation services

 Scope, collection, calculation and rates currently being negotiated Depending largely on the details of the

 Cash equity likely to be moderately between participating member agreement impacted FTT states Important items such as market Possible opportunities if OTC is charged Some form of tax to be implemented making/intraday exemptions have yet to more along the Italian model for equities and derivative products be addressed in detail expected

 Changing product mix dependant on

Basel III / Increased capital requirement OTC derivatives cost of capital (quality & quantity) for banks to CRD IV Expect shift away from OTC, but overall Listed derivatives improve financial stability sell-side activity constrained

Note: MTFs Multilateral Trading Facilities; OTFs Organised Trading Facilities; RMs Regulated Markets; ATVs Alternative Trading Venues

3. Derivatives 4. Market data & 6. Market

1. Listing 2. Cash trading 5. UTP 7. Post-trade

 … PROVIDING REVENUE GROWTH trading indices solutions & other

POTENTIAL AND A DIVERSE CLIENT BASE

Reported revenue split by product

Derivatives trading ADV by client flows2 (FY 2013, unaudited1)

Currency Germany Other³ Commodity 0.3% Ireland 2% 6%

10% USA 6% Index 26% UK Options Equity 7% 11% Options Switzerland 41% Index 12% The Futures France Netherlands 38% 18% 25%

Total FY 2013 revenues (unaudited1) = 49mm YTD ADV as of 31 March 2014 = 1.3mm4

Reported revenue Euronext derivatives notional value ( mm, unaudited1) ( bn)

879 92 754

62

49

2011 2012 2013 2013 Q1 2014 Q1

¹ Audited financials for 2011, 2012 and 2013 to be provided in due course

2 Location of Institutional and Global clients based on the location of their worldwide headquarter

3 Including Belgium, Japan, Portugal and other

4 Both legs of the transaction are counted (double counted)

3. Derivatives 4. Market data & 6. Market

1. Listing 2. Cash trading 5. UTP 7. Post-trade trading indices solutions & other

 CLEARING: CSA WITH LCH.CLEARNET SA

Overview

 Post-trade services are important to Euronext

 Clearing service agreement with LCH.Clearnet SA for listed cash and derivative products Cash Clearing Agreement on continental Europe Derivatives Clearing Agreement

 Euronext will receive clearing fee revenues based on the number of trades on these markets cleared through LCH.Clearnet SA (effective 1 April 2014)

 In exchange for which Euronext have agreed to pay LCH.Clearnet SA a fixed fee plus a variable fee based on revenues

 The CSA with LCH.Clearnet SA enables Euronext to Offer new services in post-trade business Further diversify its revenue mix

 Generate revenues from clearing activities without having to commit the capital that would otherwise be required for a clearing system operator

1. Listing | 2. Cash trading | 3. Derivatives trading | 4. Market data & indices | 5. UTP | 6. Market solutions & other | 7. Post-trade

3 CLEARING: CSA WITH LCH.CLEARNET SA (CONT'D)

Details of Cash and Derivatives agreement with LCH.Clearnet SA

<table>
<tr><th></th><th>Cash agreement</th><th>Derivatives agreement</th></tr>
<tr><td rowspan="2">High-level terms</td><td>▪ Applicable from January 2013
▪ Governing law: French law</td><td>▪ New Governance Applicable from November 2013
▪ New Commercial Arrangements applicable from April 1, 2014
▪ Governing law: French law
▪ Change of control provides both parties option to terminate</td></tr>
<tr><td colspan="2">▪ New agreements replacing all previous clearing relationships between Euronext and LCH.Clearnet SA
▪ Duration until December 31, 2018 automatically renewed unless terminated by notice with 12 months notice period
▪ Strict SLAs providing, inter alia, for detailed organization, services standards of performance and process for development of new projects</td></tr>
<tr><td rowspan="2">Scope of services</td><td>▪ Full scope of Euronext listed Cash products, subject to relevant approvals</td><td>▪ Full scope of Euronext listed Derivatives products, subject to relevant approvals</td></tr>
<tr><td colspan="2">▪ EMIR compliant services (responsibility of LCH.Clearnet SA)</td></tr>
<tr><td rowspan="3">Governance rights</td><td colspan="2">▪ Euronext entitled to one LCH.Clearnet Group Board seat (subject to conditions)
▪ Euronext entitled to one LCH.Clearnet SA Board seat
▪ Euronext entitled to one representative in the LCH.Clearnet SA Risk Committee</td></tr>
<tr><td>▪ Product Advisory Group as advisory body on products, services, projects and IT developments by Clearnet
▪ 3 seats for Euronext, 1 seat for LCH.Clearnet SA; 1 seat for other trading platforms and 5 seats for clearing members</td><td>▪ Derivatives Steering Committee as supervisory body for management and provision of services and main decision making body on certain aspects of Derivatives Clearing Business, including strategy for implementation of new products and evolution of the Services provided to Euronext
▪ 3 seats for Euronext, 3 seats for LCH.Clearnet SA; casting vote for Euronext</td></tr>
<tr><td colspan="2">▪ Project Steering Committee to manage joint project portfolio
▪ Operational Committee to align on day-to-day operational matters</td></tr>
<tr><td>Commercial control and revenues</td><td>▪ LCH.Clearnet SA offers clearing services to customers with full commercial autonomy
▪ LCH.Clearnet SA to charge reduced cash equities clearing fees to Euronext customers</td><td>▪ Euronext is involved in all commercial development aspects, while LCH.Clearnet SA has full control over all risk and regulatory required CCP process (e.g. Default Management)
▪ Euronext will account for clearing revenues and remunerate LCH.Clearnet SA for providing Clearing Services with a fixed basis fee and a variable component</td></tr>
</table>

FY 2013 estimated derivatives clearing revenue (unaudited) of c.€46mm[1]

[1] The estimates are intended to provide information about how the Derivatives Agreement with LCH.Clearnet SA described above might have affected the Company's revenues had it become effective at an earlier time. The estimates do not necessarily reflect the Company's revenues that would actually have resulted had the Derivatives Agreement with LCH.Clearnet SA described above become effective as of January 1, 2013, nor should they be taken as necessarily indicative of the Company's future revenues. A description of the estimates of the additional clearing revenues expected from the LCH.Clearnet SA agreement is detailed on slide 92. The Company has estimated that had the Derivatives Clearing Agreement with LCH.Clearnet SA described on this slide been in effect from January 1, 2013, the Company would have generated €27mm in additional expenses. The estimated derivatives clearing expenses are not audited

EURONEXT

50

1. Listing | 2. Cash trading | 3. Derivatives trading | 4. Market data & indices | 5. UTP | 6. Market solutions & other | 7. Post-trade

DERIVATIVES TRADING: KEY TAKEAWAYS

A Leading position

- Strong local derivatives platform
- Important index contracts
- Benchmark French milling wheat contract
- Active local markets with derivative trading culture

B Expansion of single stock derivatives

- Introduce new pan-European single stock options
- Introduce pan-European single stock futures and dividend futures
- Introduce options on ETFs

C Potential for growth in index derivatives

- Potential to increase fees for benchmark index futures
- Launch weekly expiry for benchmark index futures
- Partner with index providers to deliver new index derivatives

D Product innovation

- Exploit existing agricultural commodities portfolio
- Expand commodity portfolio into other markets
- Evaluate expansion into volatility and money market products

E Vertical economics

- Revenue sharing agreement with LCH.Clearnet SA in vertical partnership (effective April 1, 2014)
- Strong governance rights and full control over all commercial aspects for Euronext
- Benefit of clearing revenue without the capital exposure and risk
- Strong growth potential

F Positioned for regulatory reform

- Increased transparency
- Reduced systemic risk
- Re-appraisal of capital usage
- Regulatory change is favourable for exchange trading and provides opportunity to address OTC opportunity in the longer term

EURONEXT

51

MARKET DATA & INDICES

3. Derivatives 4. Market data & 6. Market

1. Listing 2. Cash trading 5. UTP 7. Post-trade trading indices solutions & other

 MARKET DATA & INDICES: INTRODUCTION

Well developed market data product suite, over 340 vendors disseminating data to 190,000 screens in

1 more than 140 countries

2 Resilient, high-margin revenues with relative immunity to variations in trading volumes

3 Maximising market data revenue through policy and contract enhancements

4 Growth in index usage licensing to over 5,000 listed products

Exploring partnerships to enhance product offering relating to Euronext traded products, starting with

5 equities volatility data

6 Alliance with data and index providers to increase depth of Euronext products

7 Expand third-party index calculation services

8 Leverage technology and network for the distribution of third-party index services

9 Support clients’ needs for independent index calculation agents

3. Derivatives 4. Market data & 6. Market

1. Listing 2. Cash trading 5. UTP 7. Post-trade trading indices solutions & other

 EURONEXT HAS A WELL DEVELOPED MARKET DATA PRODUCT SUITE …

Revenue contribution Description

 Distribution of real time prices

 Pre-trade: current bid and offer prices and the depth of trading interests Post-trade: price, volume and time of the transactions executed Distribution of reference and historic data

Market Data

 In 2013, development of new products, diversifying revenue away from reliance on 95% real time terminal users 80mm Non Display Trading Licences Index Constituent Weights Licences

 Calculates, manages, licenses and distributes real time indices Blue chip indices are the preeminent brands Indices Primary and basket indices for the markets Indices are displayed and quoted by major media 5%

 4mm Direct licensing revenue combined with market data and derivatives fees on indices

Total FY 2013 reported revenue (unaudited1)

= 84mm

¹ Audited financials for 2013 to be provided in due course

3. Derivatives 4. Market data & 6. Market

1. Listing 2. Cash trading 5. UTP 7. Post-trade trading indices solutions & other

 … WITH RESILIENT REVENUES

Reported revenue Reported market data revenue split ( mm, unaudited1) (FY 2013, unaudited1)

Market data Indices

Commodities Retail 2% 4% Derivatives 11%

87 87

84

5 5 4

82 82 80

Cash Equities 82%

Total FY 2013 market data revenues

2011 2012 2013 (unaudited1)

= 80mm

¹ Audited financials for 2011, 2012 and 2013 to be provided in due course

1. Listing | 2. Cash trading | 3. Derivatives trading | 4. Market data & indices | 5. UTP | 6. Market solutions & other | 7. Post-trade

4 MARKET DATA & INDICES: KEY TAKEAWAYS

A Leading position

- Over 340 vendors disseminating data to 190,000 screens in more than 140 countries
- Blue Chip indices are the preeminent brands of Euronext

B Resilient business

- Nearly one fifth of Euronext revenues at relatively high margin
- Sticky clients and trading due to IP and exclusivity
- Capital-light business

C Market Data initiatives

- Maximise Market Data revenue through policy and contract enhancements
- Introduce non-display trading licenses and index constituent weights licenses
- Satisfying demand for data delivered in industry standard formats, e.g. corporate actions
- Further develop existing in-house data

D Indices initiatives

- Promote Blue Chip indices
- Develop pan-European index and new index products, e.g. Global index family, customer indices, iNAV, Baskets for OTC, etc.
- Support clients' needs for independent calculation agents

E Develop partnerships

- Alliance with data and index providers to increase depth of Euronext products
- Expand third-party calculation services
- Leverage technology and network for the distribution of third-party services

F New opportunities

- Exploit new target customer groups, e.g. FICC, strategy, risk
- Expand in new geographies

Note: Data as of 28 February 2014

EURONEXT
56

UNIVERSAL TRADING PLATFORM

3. Derivatives 4. Market data & 6. Market

1. Listing 2. Cash trading 5. UTP 7. Post-trade trading indices solutions & other

 EURONEXT IS THE ONLY PAN-EUROPEAN EXCHANGE …

Relying on harmonised market rules and practices, consolidated infrastructures and a common regulatory framework, Euronext has built a pioneer pan-European model to become a truly integrated market

1 …in multiple countries… 2 …on a single order book1… 3 and on a common technology

A unique model in Europe

1 Except Euronext London and Euronext Lisbon

3. Derivatives 4. Market data & 6. Market

1. Listing 2. Cash trading 5. UTP 7. Post-trade trading indices solutions & other

 SUPPORTED BY UTP, A BEST-IN-CLASS TRADING SYSTEM

The UNIVERSAL TRADING PLATFORM is a multi-market, multi-geography and multi-regulator platform offering customers a unique opportunity to:

 Encourage market growth by adopting industry-leading standards for trading and data distribution

 Reach new sources of liquidity quickly and cost-effectively

 Fully leverage on Euronext’s current and future investment in innovative technology

3. Derivatives 4. Market data & 6. Market

1. Listing 2. Cash trading 5. UTP 7. Post-trade trading indices solutions & other

 WITH A TECHNOLOGY STRATEGY RELYING ON LEADING EDGE ASSETS

Euronext controls a range of leading-edge assets to deliver best-of-breed services

Software assets Perpetual licence for UTP our best-in-class trading system

People Expert staff in Paris, Belfast and London

 Hosting in Basildon, a Tier IV data centre providing resilient and secure facilities to serve the marketplace

Hardware assets Colocation services

 SFTI network, providing market access for all members and community participants

These key assets are managed through arm’s length long term Service Level Agreements with ICE

This investment and sourcing strategy has enabled Euronext to concentrate its efforts on optimisation and efficiency

3. Derivatives 4. Market data & 6. Market

1. Listing 2. Cash trading 5. UTP 7. Post-trade trading indices solutions & other

 THIS MODEL CREATES AN UNRIVALLED POSITION IN EUROPE

Diversity of the liquidity Competitive market quality

Own Retail

Account 3% Other

4% 2% EBBO with Displayed Blue Chips3 Presence time Relative spread Agency greatest size EBBO setter (%) market depth (31 March 2014) at EBBO (%) (bps)

Broker (%) ( ) 5% Multi-type1 Euronext 71% 35% 65% 5.98 65,294

Institutional 50%

 BATS Europe 20% 0% 2% 13.14 16,240

15%

Chi-X 51% 2% 12% 6.93 26,550

Equiduct 5% 0% 2% 41.95 31,153

HFT

21% Turquoise 49% 3% 12% 7.74 21,529

Cash trading ADV

YTD as of 31 March 2014 = 13.1bn2

Leveraging a model which gathers several exchanges, various market participants and a common platform, Euronext benefits from a large diversity of liquidity and superior market quality. These features help Euronext to be best positioned to drive consolidation in Europe

 Source: TAG Audit

1 These flows are across a variety of clients

2 Both legs of the transaction are counted (double counted)

3 Blue Chips are classified as those securities that belong to the AEX-Index, AMX-Index, BEL 20, CAC 40, PSI 20, and SBF 120 indices

3. Derivatives 4. Market data & 6. Market

1. Listing 2. Cash trading 5. UTP 7. Post-trade trading indices solutions & other

 TECHNOLOGY: KEY ILLUSTRATIVE FACTS

99,96%

113µs average availability on our 526 member sites and

Equities platform in 700 member lines

customer roundtrip time

when trading on UTP connected to our systems

(on regulated cash markets) 2013 and 100%

on Derivatives

SFTI Network Internal matching engine bandwidth roundtrip as low as 2.2 billion of

messages per day

10 Gbps 23µs

A leading-edge technology

1μs = one millionth (10 6 or 1/1,000,000) of a second

MARKET SOLUTIONS & OTHER

3. Derivatives 4. Market data & 6. Market

1. Listing 2. Cash trading 5. UTP 7. Post-trade trading indices solutions & other

 MARKET SOLUTIONS & OTHER: INTRODUCTION

Market Solutions makes Euronext technology and services available to other

1 markets

A unique opportunity to build on the technology that created the Euronext single

2 order book

3 Ideal timing for rationalising the portfolio

4 A business strategy focused on exchange relationships

3. Derivatives 4. Market data & 6. Market

1. Listing 2. Cash trading 5. UTP 7. Post-trade

 EURONEXT USES AN INDUSTRY trading indices solutions & other

LEADING TECHNOLOGY PLATFORM, WHICH IS BEING RE-OPTIMISED …

Euronext delivers unique solutions at all levels of the traded markets industry

CCG

Global Exchanges

UTM Price Engine

UTP Cash UTP Derivatives Global Exchanges Custom UTP MATRIX Clearing Gateway

 Supported by strategic business partnerships with Euronext exchange

XDP

National/Regional Exchanges

 Packaged UTP-H

Order Gateway MD Gateway

 Supported by business initiatives such as cross-licensing

UTP for Cash & Simple Regional and Index and Pricing Tools Derivatives

National Exchanges Frontier Markets

Integrated Market Control

Integrated Reference Data Packaged UTP-H or managed services

Core Technology As Used by Euronext Targeted on markets of interest Third-party partnerships to widen client choice

Post-Trade Clearing Surveillance

 Software assets Perpetual licence for UTP technology People Long-serving, expert staff with an Exchange heritage

Leading assets Infrastructure A Tier IV hosting centre in Basildon offering market and client hosting, with connectivity to the industry standard SFTI network Market expertise support from the market heads and domain experts in each of the Euronext Exchanges

 Support for complex markets needing flexibility and low latency Build on the technology that created the European single order book

Competitive edge

 Underpinned by internal business needs and investment

 Used by some of the world’s most demanding market operators and brokers

 A single architecture for all products Cost efficiency Customisable, packaged or hosted options

 Belfast near-shoring centre supporting core team in Paris

3. Derivatives 4. Market data & 6. Market

1. Listing 2. Cash trading 5. UTP 7. Post-trade trading indices solutions & other

 … AND WILL DRIVE THE GROWTH IN THE FUTURE

Reported revenue Reported revenue split by product ( mm, unaudited1) (FY 2013, unaudited1)

NSC

Market Solutions XDP 8%

8% Cash

Infrastructure (Colo / SFTI) UTP & UTP- Connections

Hybrid 37%

Cash Connections 10% Other HCM

12%

Colo / SFTI

50 25%

3 Total FY 2013 revenues (unaudited1) = 41mm

40 41

3 Clients

17

17 15 10

7 10 20

16 13 2011 2012 2013

Note: HCM Hosted Commercial Markets; XDP Exchange Data Publisher; NSC Nouveau Système de Cotation ¹ Audited financials for 2011, 2012 and 2013 to be provided in due course

1. Listing | 2. Cash trading | 3. Derivatives trading | 4. Market data & indices | 5. UTP | 6. Market solutions & other | 7. Post-trade

6 MARKET SOLUTIONS & OTHER: KEY TAKEAWAYS

A State-of-the-art platform

- Best of breed information technology
- Multi-market and multi-geography cost efficient platform
- Multiple options for platform delivery and support

B Re-optimisation underway

- Optimising IT systems and product offerings across cash and derivatives
- Refocusing legacy platform effort on upgrading and expanding UTP
- Development of the UTP-Hybrid release for high-performance, growth exchanges

C Strong assets and expertise

- Perpetual licence for UTP technology
- Highly skilled and experienced teams
- Strategic control of the SFTI network

D Diversified offerings

- Multiple asset classes
- Numerous market structure options
- Rich set of functionalities
- Complex strategy and implied order functions
- Multiple configurable matching algorithms and order types

E Sound performance

- Ultra low latency
- High capacity and scalability
- High throughput sizeable to the needs of the market

F Reliable solutions

- High availability
- Resilience models
  - Onsite replication
  - Offsite failover

EURONEXT

67

POST-TRADE

3. Derivatives 4. Market data & 6. Market

1. Listing 2. Cash trading 5. UTP 7. Post-trade trading indices solutions & other

 INTERBOLSA

Overview

 National Central Securities Depository for Portugal

 National Settlement Systems for securities for Portugal supporting settlement of operations resulting from Regulated or non-regulated market OTC operations Securities lending operations FOP (Free-of-payment) transfers through the Securities Lending Management System Exercise of rights inherent to the securities registered or deposited in the Central Securities Depository

 Calculation of the corresponding financial settlement and sending of the payment instructions wherever the payment is in euro or in non-euro currencies

 National Numbering Agency in charge of

 Assignment of ISIN codes to all securities issued in Portugal

 Assignment of CFI codes to all securities with ISIN codes

 Nationwide disclosure of the assigned codes

 Intermediary between the national entities and the other National Numbering Agencies

3. Derivatives 4. Market data & 6. Market

1. Listing 2. Cash trading 5. UTP 7. Post-trade trading indices solutions & other

 POST-TRADE REVENUE

Reported Interbolsa revenue Reported Interbolsa revenue split by product ( mm, unaudited1) (FY 2013, unaudited1)

Corporate Other Actions 1% 8% Settlement 8%

22

21 21

Custody

83%

2011 2012 2013 Total FY 2013 revenues (unaudited1) = 21mm

Note: Clearing revenue sharing agreement will come into effect as of April 1, 2014 ¹ Audited financials for 2011, 2012 and 2013 to be provided in due course

3. Derivatives 4. Market data & 6. Market

1. Listing 2. Cash trading 5. UTP 7. Post-trade trading indices solutions & other

 POST-TRADE: KEY TAKEAWAYS

Interbolsa: stable and profitable business

 CSD, settlement and numbering agency in Portuguese market

 Stable recurring revenue stream at low cost

 T2S, CSD-R and EMIR providing new opportunities on a pan-European level

 Potential partnership with custodians to grow the scope of business

IV Financials

INTRODUCTION

 Last three years: the end cycle of strong market disruptions?

 2011-2013 macro environment

 2011-2013 market conditions and volatility

 Historical combined financial statements reflect business segment within

NYSE Euronext

 Today, a new Euronext: new business perimeter, different business mix and different dynamics triggered by standalone strategy

MACROECONOMIC TRENDS

Euronext countries1 average real GDP growth Global investment flows

Global net cash flow into equity ( bn) 1.6% 2.9% 2.6% 1.5% 1.2% 1.2% 1.3% 1.3% 1.3% 15 Global net cash flow into bond ( bn) 10 Inflation 5 0 1.8% 1.8% 1.9% 1.6% 1.7% (5) 1.5% 0.9% (10) (15) (0.4%) (0.2%) (20) 2010 2011 2012 2013 2014 2015 2016 2017 2018 Jan-11 Feb-11 Apr-11 Jun-11 Jul-11 Sep-11 Oct-11 Feb-12 Jun-12 Oct-12 Jan-13 Feb-13 Apr-13 Jun-13 Jul-13 Sep-13 Oct-13 Feb-14 IMF estimates Dec-11 Mar-12 May-12 Aug-12 Nov-12 Dec-13 Mar-14

European equity monthly trading value2 ( bn) European equity domestic market capitalisation ( trn)

1,000 12

11 800

10

600

9

400 8

Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Feb Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Feb 2011 2012 2013 2014 2011 2012 2013 2014

Source: Bloomberg, Dealogic, IMF as of October 2013, WFE, FactSet (USD/EUR exchange rate of 0.7747 for nominal GDP conversion; weekly USD/EUR exchange rates for net cash flow into equity/bond); monthly USD/EUR exchange rates for equity trading value and domestic market capitalisation)

1 Including Belgium, France, the Netherlands and Portugal

2 Excluding reported trades

REPORTED REVENUES BY BUSINESSES

Reported revenues by businesses (unaudited1) Comments

( mm) FY 2011 FY 2012 FY 2013 Reduction in listing revenue primarily due to decrease in warrants and ETFs Listing 63 61 53

Trading revenue 281 202 187 Decrease in trading largely attributable to lower volumes, weak macroeconomic conditions and lower volatility in o/w Cash trading 189 140 138

Europe over the period

o/w Derivatives trading 92 62 49

 Market data & indices and post-trade revenue remained Market data & indices 87 87 84 largely unchanged

Post-trade 22 21 21 Market solutions & other 40 50 41 Related party revenue 65 74 95

Total reported revenue 557 495 482

Stabilizing revenue set for growth

¹ Audited financials for 2011, 2012 and 2013 to be provided in due course

ADJUSTED AND ESTIMATED REVENUES

Adjusted and estimated revenues (unaudited[1])

(€mm)	FY 2013
Listing	53
Cash trading	138
Derivatives trading	49
Market data & indices	84
Post-trade	21
Market solutions & other	41
Related party revenue	95
Total revenue	**482**
Estimated derivatives clearing revenue	46
Related party revenue	(95)
Adjusted and estimated total revenue[2]	**433**

Evolution of related party revenue (unaudited[1])

(€mm)	FY 2011	FY 2012	FY 2013
IT op. and maintenance services – LIFFE UK	50	62	88
IT op. and maintenance services – LIFFE US	9	7	5
R&D services	6	5	2
Total related party revenue	**65**	**74**	**95**

- Related party revenue primarily consists of IT services rendered to NYSE Euronext group companies and historically billed by Euronext entities in accordance with transfer pricing agreements
- These agreements are "cost plus" arrangements providing for the recharge of allocated costs, including overhead costs, plus a mark-up of 10%
- As at the effective date of the Separation, these transfer pricing agreements were replaced by transitional SLAs, which are expected to be terminated as soon as LIFFE has completed its migration to the ICE technology platform
- Consequently, it is expected that substantially all related party revenue will be non-recurring
- The remainder of related party revenue derives from the recharge of UTP research and development costs to the US operations of NYSE Euronext in proportion to their contributions to NYSE Euronext consolidated revenue

[1] Audited financials for 2011, 2012 and 2013 to be provided in due course; [2] A reconciliation of adjusted and estimated revenue to reported revenue for the full year ended 31 December 2013, as well as a description of the related adjustment and estimates used to derive the adjusted and estimated revenue figures from reported revenues are detailed on slide 92. The adjusted and estimated revenues are not audited. They should not be considered as an alternative to, or more meaningful than, and should be read in conjunction with, reported revenues and may not be indicative of future revenues. This includes the estimated derivatives clearing revenue. The Company has estimated that had the Derivatives Clearing Agreement with LCH.Clearnet SA described on slide 50 been in effect from January 1, 2013, the Company would have generated €27mm in additional expenses. The estimated derivatives clearing expenses are not audited

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ESTABLISHED AND DIVERSIFIED REVENUE SOURCES…

Revenues breakdown Comments

 Established diversified revenue sources with reduced reliance on Market trading revenues solutions &

 The Derivatives Clearing Agreement (effective April 1, 2014) other Listing 9% provides additional revenue from clearing services and thereby

12% further diversifies sources of revenues

Market data

 Non trading related revenues from listing, market data & indices

& indices and market solutions & other account for 40% of total revenues

19%

 Recent positive volumes growth experienced in trading and

Cash trading listing Settlement 32%

5% Recovery and upward trend in European trading volumes Clearing² Trading revenue Shift of investments into equities

Post-trade 11% 43%

Derivatives

16% Strong increase in European market capitalisation over the trading last twelve months

11%

 Rebound of European market activity with a strong IPO

Total adjusted and estimated revenues pipeline for 2014

FY 2013 (unaudited) = 433mm1

1 A reconciliation of adjusted and estimated revenue to reported revenue for the full year ended 31 December 2013, as well as a description of the related adjustment and estimates used to derive the adjusted and estimated revenue figures from reported revenues are detailed on slide 92. The adjusted and estimated revenues are not audited. They should not be considered as an alternative to, or more meaningful than, and should be read in conjunction with, reported revenues and may not be indicative of future revenues

2 Estimated derivatives clearing revenue. The Company has estimated that had the Derivatives Clearing Agreement with LCH.Clearnet SA described on slide 50 been in effect from January 1, 2013, the Company would have generated 27mm in additional expenses. The estimated derivatives clearing expenses are not audited

OPERATING EXPENSES

Operating expenses (unaudited1) Comments

 Expenses to be paid under the Derivatives Clearing

( mm) FY 2011 FY 2012 FY 2013

Agreement are estimated to amount to 27mm2 and are not included in the figures in the table Salaries and employee benefits 122 126 133

 Potential pre tax operating optimisation and System and communications 28 28 26 efficiencies of approximately 60mm3 by the end of the next three years Professional services 62 63 59

Accommodation 19 18 18

PSA retrocession 7 11 14

Other expenses 35 49 32

Total operational expenses (excl. D&A) 272 294 282

Depreciation and amortisation 28 22 20

Total operational expenses 300 316 302

¹ Audited financials for 2011, 2012 and 2013 to be provided in due course

2 The Company has estimated that had the Derivatives Clearing Agreement with LCH.Clearnet SA described on slide 50 been in effect from January 1, 2013, the Company would have generated 27mm in additional expenses. The estimated derivatives clearing expenses are not audited

3 Before tax. The expected operating efficiencies and cost savings were prepared on the basis of a number of assumptions, projections and estimates, many of which depend on factors that are beyond the Company’s control. These assumptions, projections and estimates are inherently subject to significant uncertainties and actual results may differ, perhaps materially, from those projected. The Company cannot provide any assurance that these assumptions are correct and that these projections and estimates will reflect the Company’s actual results of operations

PROFITABILITY

Summary of reported income statement (unaudited1) Operational margins (unaudited Revenue evolution and profitability (unaudited 1) 1)

( mm) FY 2011 FY 2012 FY 2013

Revenue ( mm) EBITDA margin EBIT margin

Total revenue 557 495 482

557 Total op. expenses (excl. D&A) (272) (294) (282)

495

EBITDA 285 201 200 482

EBITDA margin 51% 41% 42% 51%

Depreciation & amortization (28) (22) (20)

EBIT 258 180 180

EBIT margin 46% 36% 37% 42% 46% 41% Other items 11 (10) (40)

Profit before income tax 268 170 139

Income tax expense (77) (56) (49) 37%

36%

Tax rate 29% 33% 35%

Profit for the year 191 113 90

2011 2012 2013

¹ Audited financials for 2011, 2012 and 2013 to be provided in due course

MEDIUM TO LONG TERM OBJECTIVES

Potential in revenue growth and margins improvement


Targeted medium to long term adjusted and estimated revenue CAGR of c.5%2
433
Targeted medium to long term EBITDA margin of approximately 45%2

2013 adjusted and estimated total revenue[1] (€mm, unaudited)

Comments

- Recurring revenue streams
- Established and diversified sources of revenues
- Diverse client base with underexploited growth potential
- Potential pre tax operating optimisation and efficiencies of approximately €60mm[3] by the end of the next three years
- Strategic focus on
  - Reinvigoration of core business
  - Reprioritizing management of underexploited businesses
  - Achievement of operating synergies
- Resilient and robust free cash flow

[1] A reconciliation of adjusted and estimated revenue to reported revenue for the full year ended 31 December 2013, as well as a description of the related adjustment and estimates used to derive the adjusted and estimated revenue figures from reported revenues are detailed on slide 92. The adjusted and estimated revenues are not audited. They should not be considered as an alternative to, or more meaningful than, and should be read in conjunction with, reported revenues and may not be indicative of future revenues; this includes the estimated derivatives clearing revenue. The Company has estimated that had the Derivatives Clearing Agreement with LCH.Clearnet SA described on slide 50 been in effect from January 1, 2013, the Company would have generated €27mm in additional expenses. The estimated derivatives clearing expenses are not audited; [2] These financial objectives are internal objectives of the Company to measure its operational performance and should not be read as indicating that the Company is targeting such metrics for any particular fiscal year. The Company's ability to achieve these financial objectives is inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control, and upon assumptions with respect to future business decisions that are subject to change. As a result, the Company's actual results may vary from these financial objectives, and those variations may be material; [3] Before tax. The expected operating efficiencies and cost savings were prepared on the basis of a number of assumptions, projections and estimates, many of which depend on factors that are beyond the Company's control. These assumptions, projections and estimates are inherently subject to significant uncertainties and actual results may differ, perhaps materially, from those projected. The Company cannot provide any assurance that these assumptions are correct and that these projections and estimates will reflect the Company's actual results of operations

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BALANCE SHEET

Balance sheet summary (unaudited1) Comments

( mm) FY 2011 FY 2012 FY 2013 Related party loans and related party borrowings are linked

Non-current assets to historical NYSE Euronext Group, Euronext is targeting the Property, plant and equipment 36 36 28 following key financial items for the newly created Euronext Goodwill and other intangibles 338 331 324 Group N.V. entity Financial investments 93 95 48 Debt: 250mm Other non-current assets 32 36 24 Operating cash and cash equivalents: 100mm

Current assets

Cash and cash equivalents 30 14 81 Low leverage ratio compared to other European exchanges Related party loans 671 178 269 Low capital intensity business model

Other current assets 145 147 124

 No capital requirement from clearing partnership

Total assets 1,345 837 898

 No risk taking or credit exposure

Non-current liabilities No exposure to credit risk or counterparty risk Related party borrowings 40 40 40 Other non-current liabilities 10 24 18

Current liabilities

Related party borrowings 632 461 407 Trade and other payables 137 142 144 Other current liabilities 44 55 55

Total liabilities 864 721 664

Total parent’s net investment 481 115 234

Solid balance sheet with limited capital requirements and conservative leverage

¹ Audited financials for 2011, 2012 and 2013 to be provided in due course

STRONG CASH FLOW GENERATION

Free cash flow1 / EBITDA (unaudited2) Comments

 High cash flow conversion with recurring revenue streams 81% Modest annual capital expenditure requirement

66% 66% Market expertise and proven, multi-asset class

technology infrastructure allow launching new

products without substantial additional capital

expenditure

 Resilient and robust free cash flow generation targeting a

medium to long term dividend payout ratio of

approximately 50% of net income3 2011 2012 2013

Strong cash flow generation permits attractive dividend policy

¹ Free cash flow calculated as EBITDA less tax expenses, less capital expenditure, less change in working capital

2 Audited financials for 2011, 2012 and 2013 to be provided in due course

3 This financial objective is internal objective of the Company to measure its operational performance and should not be read as indicating that the Company is targeting such metrics for any particular fiscal year. The Company’s ability to achieve this financial objective is inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company’s control, and upon assumptions with respect to future business decisions that are subject to change. As a result, the Company’s actual results may vary from this financial objective, and those variations may be material

CASH FLOW STATEMENT

Cash flow statement (unaudited1)

( mm) FY 2011 FY 2012 FY 2013 Net cash provided by / (used in) operating activities 215 155 179 Net cash provided by / (used in) investing activities (10) (19) 22 o/w capital expenditures (11) (16) (6)

Net cash provided by / (used in) financing activities (214) (153) (133)

Non cash exchange gains / (losses) on cash and cash equivalents 5 0 0

Net increase / (decrease) in cash and cash equivalents (4) (17) 67

Cash and cash equivalents beginning of period 34 30 14

Cash and cash equivalents end of period 30 14 81

 Net cash provided by operating activities principally affected by Adjustment to profit before income tax for impairment losses Income tax paid

 Adjustment to profit before income tax for changes in working capital

 Net cash provided by investing activities principally affected by

 Cash inflow from proceeds from the partial disposal of the LCH.Clearnet equity investment Cash outflows for purchase of property, plant and equipment Net purchase of short-term investments and purchase of intangible assets Net cash used in financing activities reflects

 Change in net transfers to/from the Parent, primarily caused by a reduction in dividend distributions and share capital redemptions made by Group entities to Parent entities

¹ Audited financials for 2011, 2012 and 2013 to be provided in due course

V Governance & regulation

GOVERNANCE OF EURONEXT GROUP N.V.

A Federal model and a Two Tier Board

The Euronext “federal model” concept brings the different Euronext markets together under common ownership and management, and retains local identities, specificities, and local licences to operate the local regulated markets

The Supervisory Board is in charge of overseeing activities, supervising Managing Board policies, approving certain decisions of the Managing Supervisory Board Board, providing advice to the Managing Board and overseeing the general course of affairs of Euronext Group N.V.

The Managing Board is in charge of the management of the Company, such as setting and achieving Euronext Group N.V.’s objectives, strategy

Managing Board and policies, as well as ensuring delivery of results. It is responsible for the quality of its performance

In performing their duties, both boards must be guided by the interests of the Company and its business (in practice, this means: taking into account the interests of all stakeholders of the Company and its Subsidiaries) Certain special governance arrangements were agreed with the Euronext regulators, including regarding the prior approval from the relevant competent authorities for certain board appointments, an internal procedure for hearing and resolving objections from local exchange boards against certain decisions of the Euronext Managing Board and a special provision in annual local budgets for discretionary investment in local markets and products

GOVERNANCE OF EURONEXT GROUP N.V. (CONT’D)

Chairman R. Van Tets

A. Bergen2 M. da Silva2

Supervisory

A. de Pret2 J.M. Forneri1,2 Board Board members J.M. Hessels1,2 S. Hill

P. Oddo2 J. Sprecher

 Board composition currently under consideration in connection with the IPO

Chairman: Euronext Group

D. Cerutti

N.V.’s CEO

A. Attia L. Hodgkinson

Managing

Board Board members L. Laginha V. van Dessel

C. Vermaas COO - Currently being recruited

 The Chairman is appointed by the Supervisory Board from among the Supervisory directors

 Members are appointed by the Shareholders’ meeting

Note: Names in alphabetical order by last name

1 Messrs Forneri and Hessels are appointed at both Euronext Group N.V. and ICE Group’s Boards 2 Non executives

REGULATION GOVERNANCE: A FEDERAL MODEL

One Holding Company (Euronext Group N.V.), with separate legal entities in each of the jurisdictions, having a national licence to operate markets

College of Regulators (COR)

Local Regulator Local Regulator Local Regulator Local Regulator Local Regulator AFM FSMA CMVM AMF FCA

Euronext Group N.V.

Euronext Euronext Euronext Euronext Euronext Amsterdam Brussels Lisbon Paris UK Markets Ltd*

*Pending regulatory approvals

Objectives of the MoU between the Euronext Regulators (updated MoU, June 2010)

 Co-ordinated supervision of the Euronext group

 Co-ordination with regard to approval of rules and regulations (dedicated working groups, Steering and Chairmen committees)

 Co-operation between Regulators enhances harmonization in the context of the E.U. directives implementation

In addition, in the continental jurisdictions, also supervisory role and powers of the Ministries of Finance

VI Concluding remarks 88

EURONEXT: AN ATTRACTIVE INVESTMENT PROPOSITION 89

VII Appendices

INCOME STATEMENT

Income statement (unaudited¹)

( mm) FY 2011 FY 2012 FY 2013

Listing 63 61 53 Cash trading 189 140 138 Derivatives trading 92 62 49 Market data & indices 87 87 84 Post-trade 22 21 21 Market solutions & other 40 50 41 Related party revenue 65 74 95

Total revenues 557 495 482

Salaries and employee benefits (122) (126) (133) Other expenses (150) (168) (149)

Total expenses (excluding D&A) (272) (294) (282) EBITDA 285 201 200

Margin 51% 41% 42%

Depreciation and amortisation (28) (22) (20)

Total expenses (300) (316) (302) Operating profit (before exceptional items) 258 180 180

Margin 46% 36% 37%

Exceptional items 10 (9) (22)

Operating profit 267 171 158

Net financing income / (expense) 1 (2) (0) Result from equity investments and other income 1 1 (18)

Profit before income tax 268 170 139

Income tax expense (77) (56) (49)

Profit for the year 191 113 90

¹ Audited financials for 2011, 2012 and 2013 to be provided in due course

ADJUSTED AND ESTIMATED REVENUES RECONCILIATION

FY 2013 adjusted and estimated revenues (unaudited, €mm)


53
138
49
84
21
41
95
482
46
(95)
433
Listing
Cash trading
Derivatives trading
Market data & indices
Post-trade (Interbolsa)
Market solutions & other
Related party revenue
Total revenue
Estimated derivatives clearing revenue
Related party revenue
Adjusted and estimated total revenue

Adjustment and estimation

The FY 2013 adjusted and estimated revenue figures presented in this document were computed by making the adjustment to the reported revenues for the full year ended 31 December 2013, and adding the estimated revenues, described below.

The adjusted and estimated revenues are not audited. They should not be considered as an alternative to, or more meaningful than, and should be read in conjunction with, reported revenues. The estimates are intended to provide information about how the Derivatives Clearing Agreement with LCH.Clearnet SA described on slide 50 might have affected the Company's revenues had it become effective at an earlier time. The estimates do not necessarily reflect the Company's revenues that would actually have resulted had the Derivatives Clearing Agreement with LCH.Clearnet SA described on slide 50 become effective as of January 1, 2013, nor should they be taken as necessarily indicative of the Company's future revenues.

<u>Adjustment</u>

- **Related party revenue**: €95mm of revenues providing from existing Service Level Agreements between ICE that pertain to activities that will not remain in the perimeter of the Company following the Liffe carve-out were deducted from Other revenues

<u>Estimation</u>

- **Estimated derivatives clearing revenue**: The Company has estimated that had the Derivatives Clearing Agreement with LCH.Clearnet SA described on slide 50 been in effect from January 1, 2013, the Company would have generated €46mm in additional revenues and €27mm in additional expenses. The estimated derivatives clearing expenses are not audited. These estimations have been calculated on the basis of historical volumes and terms agreed with LCH.Clearnet SA

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BALANCE SHEET

Assets (unaudited1)

( mm) FY 2011 FY 2012 FY 2013

Non-current assets

Property, plant and equipment 36 36 28 Goodwill and other intangible assets 338 331 324 Deferred income tax assets 23 29 22 Financial investments 93 95 48 Post-employment benefits 5 4 0 Other receivables 3 3 2

Total non-current assets 499 497 424

Current assets

Trade and other receivables 135 132 121 Income tax receivable 10 14 1 Related party loans 671 178 269 Derivative financial instruments 0 1 2 Cash and cash equivalents 30 14 81

Total current assets 846 339 474

Total assets 1,345 837 898

¹ Audited financials for 2011, 2012 and 2013 to be provided in due course

BALANCE SHEET (CONT’D)

Parentfs net investment and liabilities (unaudited1)

( mm) FY 2011 FY 2012 FY 2013

Total parent’s net investment 481 115 234

Non-current liabilities

Related party borrowings 40 40 40 Deferred income tax liabilities 2 0 1 Post-employment benefits 4 19 9 Provisions 3 3 5 Other liabilities 1 1 3

Total non-current liabilities 50 64 58

Current liabilities

Related party borrowings 632 461 407 Current income tax liabilities 43 49 49 Trade and other payables 137 142 144 Provisions 1 5 6

Total current liabilities 814 657 606

Total parent’s net investment and liabilities 1,345 837 898

¹ Audited financials for 2011, 2012 and 2013 to be provided in due course

SERVICE LEVEL AGREEMENTS WITH ICE GROUP

Following the creation of the new Euronext entity, certain standard arm’s length long term SLAs in place with ICE Group

Co-location Data centres SFTI Technology (UTP)

Description ICE will operate the co- ICE to retain Basildon data ICE will provide SFTI Euronext is given an location service for centre services to Euronext’s unrestricted fully paid up Euronext’s customers Euronext to rent out space customers perpetual UTP licence Agreement will be a in the data centre with Euronext’s customers have Euronext also receives commitment and payment standard hosting terms the option to use other limited licence to support of commission for the right providers technology to provide the services Agreement will be a Any improvement to Pricing for Euronext commitment and payment source code is owned by customers to be at least as of commission for the right Euronext favourable as for ICE to provide the services customers

Term Up to 5 years Up to 10 years Up to 5 years Perpetual licence Option for earlier Option for earlier ICE and Euronext have termination after 2 years if termination by giving agreed to a 2-year Euronext elects to operate notice at end of 4 years restriction period on its own co-location service with a 24-month transition sharing the UTP with period competitors

Fee Euronext to receive 35% of Fixed charge per year per Euronext to receive 50% of All fees obtained by structure the Co-location fees and used and spare cabinet to subscription fees charged providing UTP to other 100% of the subscription be paid to ICE to its customers market infrastructure fees charged to its Additional charge for over providers is retained by customers power capacity use and Euronext remote hands services

Apart from the SLAs mentioned above there are other SLAs currently being put in place, some of which are listed on the next slide

SERVICE LEVEL AGREEMENTS WITH ICE GROUP (CONT’D)

Transitional services between Euronext and ICE Group Long term services

In place until end 2014 or earlier in place until after end 2014

Market Data SFTI access centre in

IT support to LIFFE Licence of equity indices administration Amsterdam

Services

Cannon Bridge House provided by Finance (shared services) office & disaster recovery

Euronext to ICE & HR services

Group

Market operations

Some Market Data

IT services in the US Historical trading data UTP licence services

Services Corporate systems Market Operations Data centre space services IP / trademarks provided by ICE Group (incl. LIFFE UK)

Risk, internal audit, to Euronext Web services SFTI Software assignment regulation

Co-location

Legend

Licence Revenue share Service agreement

GLOSSARY

ADV	Average Daily Volume
AFM	The Netherlands Authority for the Financial Markets
AMF	The French stock market regulator – Autorité des Marchés Financiers
ATVs	Alternative Trading Venues
BCBS-IOSCO	The Basel Committee on Banking Supervision and the International Organization of Securities Commissions
BCN	Broker Crossing Network
BEL	Belgium
BME	Bolsas y Mercados Españoles
bn	Billion(s)
bps	Basis point, 1/100th of 1%
BRA	Brazil
CAGR	Compounded Annual Growth Rate
CCG	Common Customer Gateway
CCP	Central Counterparty Clearing House
CET	Central European Time
CFI	Classification of Financial Instruments
CHN	China
CMVM	The Portuguese Securities Market Commission (Portuguese: Comissão do Mercado de Valores Mobiliários)
COR	College of Regulators
CSA	Clearing Services Agreement
CSD	Central Securities Depository
DB1	Deutsche Börse Group
EBBO	European Best Bid and Offer
EEA	European Economic Area
EMEA	Europe, the Middle East and Africa
EMIR	European Market Infrastructure Regulation
EBIT	Earnings before interest and tax
EBITDA	Earnings before interest, tax, depreciation and amortisation
ETF	Exchange-Traded Fund
EU	European Union
FCA	The UK's Financial Conduct Authority
FESE	Federation of European Securities Exchanges
FICC	Fixed Income, Currencies and Commodities
FOP	Free-of-payment
FRA	France
FSMA	The Financial Services and Markets Act 2000
FY	Full year
GDP	Gross Domestic Product
GER	Germany
HCM	Hosted Commercial Markets
HFT	High-Frequency Trading
HR	Human Resource
ICE/ICE Group	IntercontinentalExchange Group, Inc.
IMF	International Monetary Fund
IND	India

IP	Intellectual Property
IPO	Initial Public Offering
ISIN	International Securities Identification Number
ITA	Italy
JPN	Japan
LMX	London Metal Exchange (acquired by the Hong Kong Exchanges & Clearing in 2012)
LSEG	London Stock Exchange Group
LTM	Last Twelve Months
MiFID	Markets in Financial Instruments Directive
mm	Million(s)
MOEX	Moscow Exchange
MoU	Memorandum of Understanding
MTF	Multilateral Trading Facility
NLD	The Netherlands
NOR	Norway
NSC	Nouveau Système de Cotation
OEIC	Open-ended Investment Company
OMX	Part of the NASDAQ OMX Group, operating in the Nordic and Baltic countries
OTC	Over-the-Counter
OTFs	Organised Trading Facilities
PMI	Purchasing Managers Index
POR	Portugal
PSA	Profit Split Agreement
R&D	Research and Development
RIE	Recognised investment exchange
RMs	Regulated Markets
RoW	Rest of the World
RUS	Russia
SFTI	Secure Financial Transaction Infrastructure®
SLAs	Service Level Agreements
SME	Small and Medium Enterprise
SIX	SIX Swiss Exchange
SPN	Spain
T2S	TARGET2-Securites, European securities settlement engine which aims to offer centralised delivery-versus-payment (DvP) settlement in central bank funds across all European securities markets
trn	Trillion(s)
UK	United Kingdom
UTM	Universal Trading Monitor
UTP	Universal Trading Platform
UTP-H	Universal Trading Platform – Hybrid
US	United States
W&C	Warrants and Certificates
WFE	World Federation of Exchanges
WSE	Warsaw Stock Exchange
XDP	Exchange Data Publisher
YTD	Year to date
µs	Microsecond, one millionth of a second

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